As filed with the Securities and Exchange Commission on December 11, 2020

REGISTRATION NO. 333-214403
INVESTMENT COMPANY ACT NO. 811-23209
===============================================

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 4

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 7

Allstate Assurance Company Variable Life Account
(Exact Name of Registrant)

Allstate Assurance Company
(Name of Depositor)

Street Address:
3075 Sanders Road
Northbrook, IL 60062-7127
(Address of Depositor's principal executive offices)
Telephone Number: 1-800-366-1411
Fax Number: 1-866-525-5433

JAN FISCHER-WADE, ESQUIRE
ALLSTATE ASSURANCE COMPANY
2920 SOUTH 84TH STREET
LINCOLN, NE 68506
(Name and address of agent for service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing become effective: (check appropriate space)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ ] on ____ pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[X] on February 21, 2021 (INPUT DATE 80 OR LESS DAYS FROM FILING DATE) pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, pursuant to Section 24 of the Investment Company Act of 1940.

Allstate FutureVest VUL® Variable Adjustable Life Insurance
Individual Flexible Premium Variable Adjustable Life Insurance Policies

Issued by: Allstate Assurance Company
In connection with: Allstate Assurance Company Variable Life Separate Account

Street Address:
2940 S. 84th Street
Lincoln, NE 68506-4142

Mailing Address:
P.O. Box 660191
Dallas, TX 75266-0191

Telephone Number:
1-800-865-5237

Fax Number:
1-877-328-1982

Date: May 1, 2021
This Prospectus describes information you should know about the Allstate FutureVest VUL® Flexible Premium Variable Adjustable Life Insurance Policy. Please read it carefully.
This Policy is designed to provide both life insurance protection and flexibility in connection with Premium payments and Death Benefits. Subject to certain restrictions, you may vary the frequency and amount of Premium payments and increase or decrease the level of life insurance benefits payable under the Policy. The Policy may be unavailable for sale in some states. In addition, it may not be advantageous for you to replace existing insurance coverage or buy additional insurance coverage if you already own a variable life insurance policy.
If you are a new investor in the Contract, you may cancel your Policy by returning it to us within 31 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. In most states if you return your Policy, we will pay you an amount equal to any net premium allocated to the Fixed Account; plus, the value of amount allocated to any Sub-Accounts, as calculated on the date the returned Policy is received by us or our agent; plus any premium expense charges, policy fees, or other charges deducted under the Policy. The refund will be reduced by any withdrawals taken and any outstanding Policy Debt. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable life insurance policies, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the portfolio companies available under your contract will no longer be sent by mail, unless you specifically request paper copies of the reports from Allstate Assurance Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Allstate Assurance Company by contacting Allstate Assurance Company Customer Service at 1-800-865-5237.
You may elect to receive all future reports in paper free of charge. You can inform Allstate Assurance Company that you wish to continue receiving paper copies of your shareholder reports by contacting Allstate Assurance Company Customer Service at 1-800-865-5237. Your election to receive shareholder reports in paper will apply to all portfolio companies available under your contract.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THE

ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
The Contracts are not FDIC insured.

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Table of Contents

Definitions
Important Information You Should Consider About Your Policy
Fees and Expenses
Risks
Restrictions
Taxes
Conflicts of Interest
Overview of the Policy
For Whom is this Policy Appropriate?
What Premium Payments are Required Under the Policy?
What are the primary features of the Policy?
Fee Table
Transactions Fees
Periodic Charges Other Than Annual Portfolio Expenses
Portfolio Annual Expenses
Principal Risks of Investing in the Contract
Investment Performance
Not a Short Term Investment
Access to Cash Value
Tax Consequences
General Description of Registrant, Depositor and Variable Sub-Accounts
Allstate Assurance Company
The Separate Account
Variable Sub-Accounts
Voting Rights
Charges and Deductions
Premium Expense Charge
Monthly Deduction
Policy Fee
Administrative Expense Charge
Mortality and Expense Risk Charge
Cost of Insurance Charge
Loans
Rider Charges
Separate Account Income Taxes
Portfolio Charges
Surrender Charge
Partial Withdrawal Service Fee
Transfer Fee
Commissions Paid to Dealers

General Description of the Policy
Policy Rights
Assignment
Dividends
Change to Face Amount
The Fixed Account
Policy and/or Registrant Changes
Changes to the Separate Account
Transfers
General
Transfers Authorized by Telephone
Dollar Cost Averaging
Portfolio Rebalancing
Market Timing & Excessive Trading
Trading Limitations
Agreements to Share Information with Funds
Short Term Trading Fees
Purchase of Purchase of Policy and Premiums Premiums
Application for a Policy
Free-Look Period
Premium Payments
Premium Limits
Safety Net Premium
Modified Endowment Contracts
Allocation of Premiums
Variable Sub-Account Valuation
Policy Value
Written Requests and Forms in Good Order
Postponement of Payments
Death Benefits and Optional Insurance Benefits
Death Benefits
Optional Benefits Available Under the Policy
Settlement Options
Making Withdrawals: Accessing the Money in Your Policy
Surrenders
Partial Withdrawals
Effect on Face Amount
Effect on Rider Benefits
Tax Consequences

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Policy Loans
General
Loan Interest
Loan Repayment
Pre-Existing Loan
Effect on Policy Value
How Your Policy Can Lapse
Lapse
Effect of Lapse
Reinstatement
Statements to Policy Owners
Federal Taxes
Legal Proceedings
Legal Matters
Financial Statements
Where You Can Find More Information
Appendix A: Illustration of Policy Values, Death Benefits, and Net Surrender Values
Appendix B: Portfolios Available Under the Policy

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Definitions
Please refer to this list for the meaning of the following terms:
Accumulation Unit — An accounting unit of measurement, which we use to calculate the value of a Sub-Account.
Age — The Insured’s age at his or her last birthday.
Attained Age — The Insured’s age on his or her last birthday as of the policy issue date and subsequent Policy Anniversaries.
Beneficiary(ies) — The person(s) named by you to receive the Death Benefit under the Policy.
Company — Allstate Assurance Company, sometimes referred to as “Allstate Assurance Company.”
Death Benefit — The amount payable to the Beneficiary under the Policy upon the death of the Insured, before payment of any unpaid Policy Debt or policy charges.
Face Amount — The initial Death Benefit under your Policy, adjusted for any changes in accordance with the terms of your Policy.
Fixed Account — The portion of Policy Value receiving fixed interest crediting and allocated to our general account.
Grace Period — A time period of 61 days that begins on any Monthly Activity Day where the Net Surrender Value is less than the Monthly Deduction for the current policy month, except as provided in the Safety Net Premium provision.
Insured — The person whose life is covered by your Policy.
Investment Options - Includes each of the Sub-Accounts and the Fixed Account available to invest in.
Issue Date — The date the Policy is issued. It is used to determine Policy Years and policy months in your Policy.
Loan Account — An account established for amounts transferred from the Sub-Accounts and the Fixed Account as security for outstanding policy loans.
Monthly Activity Day — The day of the month on which deductions are made. If a month does not have that day, the deduction will be made on the last day of that month.
Monthly Automatic Payment — A method of paying a premium each month automatically, for example by bank draft or salary deduction.
Monthly Deduction — The amount deducted from Policy Value on each Monthly Activity Day for the policy fee, mortality and expense risk charge, administrative expense charge, cost of insurance charge, and the cost of any benefit riders.
Net Death Benefit — The Death Benefit, less any Policy Debt.
Net Investment Factor — An index applied to measure the net investment performance of a Sub-Account from one Valuation Date to the next. It is used to determine the Policy Value of a Sub-Account in any Valuation Period.
Net Policy Value — The Policy Value, less any Policy Debt.
Net Premium — The Premium paid less the premium expense charge.
Net Surrender Value — The amount you would receive upon surrender of your Policy, equal to the Surrender Value less any Policy Debt.
Policy Anniversary — The same day and month as your Issue Date for each subsequent year your Policy remains in force.
Policy Debt — The sum of all unpaid policy loans and accrued interest.

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Policy Month — A one month period beginning on the same day of the month as the Issue Date of the Policy.
Policy Owner (“You” “Your”) — The person(s) having the rights of ownership defined in the Policy. The Policy Owner may or may not be the same person as the Insured. If your Policy is issued pursuant to a retirement plan, your ownership rights may be modified by the plan.
Policy Value — The sum of the values in the Sub-Accounts of the Separate Account plus the value of the Fixed Account, plus the Loan Account. The amount from which Monthly Deductions are made and the Death Benefit is determined.
Policy Year — A twelve-month period beginning on the Issue Date or a Policy Anniversary.
Portfolio(s)— The underlying fund(s) (or investment series thereof) in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.
Premium — Amounts paid to us as Premium for the Policy by you or on your behalf.
Qualified Plan — A pension or profit-sharing plan established by a corporation, partnership, sole proprietor or other eligible organization that is qualified for favorable tax treatment under Section 401 or 403 of the Tax Code.
Safety Net Premium — The period of time the Policy is guaranteed to stay in force based on the payment of the Safety Net Premium.
Separate Account — Allstate Assurance Company Variable Life Separate Account, which is a segregated investment account of Allstate Assurance Company.
Sub-Account — A subdivision of the Separate Account invested wholly in shares of one of the Portfolio companies.
Surrender Value — The Policy Value less any applicable surrender charges.
Tax Code — The Internal Revenue Code of 1986, as amended.
Valuation Date — Each day the New York Stock Exchange is open for business. Currently the New York Stock Exchange is closed on the following holidays: New Years Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. We do not determine accumulation unit value on days on which the New York Stock Exchange is closed for trading.
Valuation Period — The period of time during which we determine the change in the value of the Sub-Accounts in order to price accumulation units. Each Valuation Period begins at the close of normal trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date.
We, Us, Our — Our company, Allstate Assurance Company, sometimes referred to as “Allstate Assurance Company.”
You, Your — The person(s) having the rights of ownership defined in your Policy.

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Important Information You Should Consider About the Policy
An investment in the Policy is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.

Fees and Expenses				Location in Prospectus
Charges for Early Withdrawals
There are no surrender charges on partial withdrawals. A Partial Withdrawal Service Fee of the lesser of 2% of amount withdrawn or $25.00 may apply.*

If the investor surrenders the Policy within the first 10 policy years, he or she will be assessed a maximum surrender charge of up to $47.49 per $1,000 of Face Amount. For example, if you surrender your Policy, you could pay a surrender charge of up to $4,749 on a Policy with a $100,000 Face Amount.

*We are currently waiving this fee.

Charges and Deductions - Surrender Charge and Partial Withdrawal Service Fee
Transaction Charges	In addition to surrender charges (if applicable), the investor may also be charged for other transactions. A Premium Expense Charge is charged when premium is paid, and a Transfer Fee may be charged for the second and each subsequent transfer in each calendar month.			Charges and Deductions – Premium Expense and Transfer Fee
Ongoing Fees and Expenses (as Annual Charges)	In addition to surrender charges and transaction charges, the Policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the Policy and Rider Charges for optional benefits available under the Policy, and such fees and expenses are set based on characteristics of the insured (e.g., age, sex, and rating classification). Investors should view the policy specifications page of the Policy for rates applicable to their Policy.

	Investors will also bear expenses associated with the portfolio companies under the Policy, as shown in the following table:			Charges and Deductions – Monthly Deduction and Periodic Charges Other Than Annual Portfolio Expenses
	Annual Fee	Minimum	Maximum
	Investment Options (Portfolio fees and expenses)	0.10%	1.10%

Risks		Location in Prospectus
Risk of Loss	You can lose money by investing in the Policy.	Principal Risks Investing in the Policy
Not a Short-Term Investment
This Policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Charges assessed on Premiums and the Surrender Charge imposed on surrenders during the first 10 Policy Years will reduce your surrender proceeds. In addition, a surrender may have adverse tax consequences.
Principal Risks Investing in the Policy
Risks Associated with Investment Options
Your Policy Value will vary depending on the investment options you select. Variable Sub-Accounts will vary depending on the performance of the Portfolios in which they invest and are subject to the risk of negative investment performance. Each investment option, including the Fixed Account investment option, will have its own unique risks. You should review these investment options before making an investment decision.

Variable Sub-Accounts and General Description of the Policy – The Fixed Account

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Insurance Company Risks	An investment in the Policy is subject to the risks related to Allstate Assurance Company. Any obligations (including under any fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of Allstate Assurance Company. If Allstate Assurance Company experiences financial distress, it may not be able to meet its obligations to you. More information about Allstate Assurance Company, including its financial strength ratings, is available upon request by calling 1-800-865-5237.	The Financial Condition of Allstate Assurance Company
Policy Lapse
Your Policy could lapse (terminate) if the value of your Policy becomes too low to support the Policy’s monthly charges and the Safety Net Premium feature is not in effect. Death benefits will not be paid if the Policy has lapsed. If you have any outstanding policy loans when your Policy lapses, you may have taxable income as a result.

If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. If a policy loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. All Policy charges continue to be based on your original Issue Date.
How Your Policy Can Lapse
Cyber Security Risks	We are at risk for cyber security failures or breaches of our information and processing systems and the systems of our business partners that could have negative impacts on you. These impacts include, but are not limited to, potential financial losses under your Policy, your inability to conduct transactions under your Policy, our inability to calculate your Policy’s values, and the disclosure of your personal or confidential information. For more information about these cyber security risks, see the SAI.	Cyber Security and Business Continuity Risks

Restrictions		Location in Prospectus
Investment Options
Certain Variable Sub-Accounts may not be available depending on the date you purchased your Policy. In addition, Certain Variable Sub-Accounts are closed to Policy Owners not invested in the specified Variable Sub-Accounts by a designated date. We reserve the right to add, combine, remove or substitute investment options.
Variable Sub-Accounts
Transfers	We reserve the right to limit the size of transfers and remaining balances, and to limit the number and frequency of transfers among your investment options and the Fixed Account. In addition, while we currently are not charging a transfer fee, the Policy gives us the right to impose a transfer fee of up to $10 in certain circumstances. We reserve the right to limit transfers in any Policy Year, or to refuse any transfer request for a Policy Owner or certain Policy Owners. For example, we reserve the right to limit excessive trading and transfers that would disadvantage Policy Owners or have a detrimental effect on Accumulation Unit Values or the share price of any Portfolio.	Market Timing and Excessive Trading and Trading Limitations

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Optional Benefits	We may discontinue or modify any of the optional benefits at any time prior to the time you elect to receive it.	Optional Insurance Benefits

Taxes	Location in Prospectus
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Policy.

Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.

Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code.

The death benefit of a life insurance policy that was transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.
Federal Taxes

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Conflicts of Interest	Location in Prospectus
Investment Professional Compensation
Some investment professionals may receive compensation for selling the Policy to investors. These investment professionals may have a financial incentive to offer or recommend the Policy over another investment.

We will pay commissions to broker-dealers that sell the Policies. Commissions paid vary, but we may pay a maximum sales commission of 85% of first year premiums, plus up to 5% of any additional Premiums in Years 2-5. In addition, we may pay a trail commission of up to 0.20% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid.

From time to time, we pay asset-based compensation to broker-dealers of up to 0.25% of Policy Value annually. These payments are intended to contribute to the promotion of the Policies. We may also pay or allow other promotional incentives or payments in the form of cash or non-cash compensation.
Charges and Deductions – Commissions Paid to Dealers
Exchanges
Some investment professionals may have a financial incentive to offer an investor a new Policy in place of the one you already own. You should only exchange your Policy if you determine, after comparing the features, fees, and risks of both Policies, that it is preferable for you to purchase the new Policy rather than continue to own your existing Policy.
Charges and Deductions – Commissions Paid to Dealers

Overview of the Policy
For Whom is this Policy Appropriate?
This Policy is designed to provide both life insurance protection, flexibility in Premium payments and a choice of Death Benefits. It may be appropriate for an investor who has a higher risk tolerance, an understanding of investments, a long term investment horizon, financial goals needing a Death Benefit with an added investment component and funds that are not required to meet current needs.
What Premium Payments are Required Under the Policy?
Because the Policy is a “flexible premium” policy you have a great amount of flexibility in determining the timing and amount of your Premiums. You are required to pay a first year Premium, which is based on your Policy’s Face Amount and the Insured’s age, sex and risk class. After the first Policy Year, you do not have to pay the required Premium as long as you pay the cumulative Premium due under the Safety Net Premium Feature. Under the Safety Net Premium Feature, we agree to keep the Policy, including any optional benefits, in force for a specified period regardless of the investment performance of the Variable Sub-Accounts as long as your total premiums paid (reduced for withdrawals and Policy Debt) at least equals the sum of monthly Safety Net Premiums on or before the Safety Net Premium guarantee expiry date shown in your Policy. When the Safety Net Premium Feature is not in effect, your Policy remains in force as long the Net Surrender Value is large enough to pay the charges on your Policy as they come due.
Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance Policy. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately.
The Policy currently offers multiple Investment Options, which include Sub-Accounts and a Fixed Account option. Each Sub-Account invests in a single Portfolio. You may invest in up to 21 Investment Options. You may transfer money among

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your investment choices, subject to restrictions. Additional information about each Portfolio Company is provided in the Appendix at the back of this Prospectus.
What are the primary features of the Policy?
Death Benefit. While your Policy is in force, we will pay a Death Benefit to the Beneficiary upon the death of the Insured. The Policy provides for two Death Benefit options you may choose between while the Insured is alive. Decreases in the Policy Value never cause the Death Benefit to be less than the Face Amount. Before we pay the Death Benefit to the Beneficiary, however, we subtract an amount sufficient to repay any outstanding Policy Debt and to pay any due and unpaid charges
Withdrawal Options. You may withdraw part of your Policy Value through a partial withdrawal, which must equal at least $250. In addition, the maximum partial withdrawal amount may not reduce the Face Amount below $25,000.
Loan Provisions. You may borrow money from us using your Policy as security for the loan. The maximum loan amount is equal to 75% of the Surrender Value so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net cumulative premium requirements, will have a permanent effect on your Policy Value and will reduce the Death Proceeds. In addition, if your Policy is a modified endowment Policy for tax purposes, taking a policy loan may have tax consequences.
Optional Benefits. You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. The riders we currently offer are described below in “Benefits Available Under the Policy.” All of these riders may not be available in all states. In our discretion, we may offer additional riders or stop offering a rider. All riders can be concurrently elected. Riders requiring an additional cost will reduce your Policy Value due to the cost of the Rider.
Riders
•Children’s Level Term Rider - This rider provides for level term insurance on the Insured’s children, as defined in the rider. We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you. If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child’s 25th birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider.
•Accidental Death Benefit Rider - Under this rider, we provide additional insurance if the Insured dies from accidental bodily injury as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.
•Continuation of Payment Rider - Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider. This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider.
•Accelerated Death Benefit Rider, Terminal Illness - This rider provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. A terminal illness is a medical condition of the Insured that, not withstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum accelerated death benefit you may receive is the lesser of:
(i)80% of the Death Benefit as of the date the first request is paid; or
(ii)$250,000, including all other accelerated benefit amounts paid under all policies issued by us on the life of the Insured.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
(i)any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period;
(ii)if allowed in your state, an administrative expense charge of up to $150 for each accelerated benefit request;

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(iii)pro-rata amount of any outstanding policy loan; and
(iv)an actuarial discount that reflects the early payment of the accelerated benefit amount. It will be based on an annual interest rate which has been declared by us and the future expected lifetime of the insured. The maximum interest used will be the greater of:
•The current yield on 90-day U.S. Treasury Bills; or
•The current maximum statutory adjustable policy loan interest rate.
If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.
•Accelerated Death Benefit Rider, Chronic Illness - This rider provides for an acceleration of a portion of the Death Benefit if the Insured has been certified by a licensed health care practitioner as a chronically ill individual who is:
a.Permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living for a period of at least 90 consecutive days due to loss of functional capacity; or
b.Requiring substantial supervision to protect such individual from threats to health and safety due to permanent severe cognitive impairment.
You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider. The maximum lifetime benefit you may receive is the lesser of:
(i)80% of the Death Benefit as of the initial election date; or
(ii)$1,000,000.
The insured can take an accelerated death benefit once every 12 months up to a maximum payout at each election date.
The minimum payout you may receive is the lesser of:
5% of the eligible death benefit on the initial election date; or $50,000.
The maximum payout you may receive is the lesser of:
20% of the eligible death benefit; or $250,000 at each election date.
The maximum payout will be reduced to comply with the maximum lifetime benefit, if necessary.
The Death Benefit and Policy Value of your Policy are reduced if an accelerated benefit is paid. The amount of Death Benefit that you request to accelerate is reduced by:
(i)any due and uncollected Monthly Deductions, or unpaid required Premium if a claim occurs during a Grace Period; plus
(ii)if allowed in your state, an administrative expense charge of up to $250 for each accelerated benefit request; plus
(iii)pro-rata amount of any outstanding policy loan; plus
(iv)an actuarial discount that reflects the early payment of the accelerated benefit amount. It will be based on an annual interest rate which has been declared by us and the future expected lifetime of the insured. The maximum interest used will be the greater of:
•The current yield on 90-day U.S. Treasury Bills; or
•The current maximum statutory adjustable policy loan interest rate.
If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders. This rider is not available in California, Connecticut and Florida.
•Overloan Protection Rider - If the benefit is elected under this rider, the Policy will not lapse due to Policy loans exceeding the Surrender Value. Once the overloan protection benefit has been exercised, the Death Benefit will be the greater of: the Face Amount immediately before exercise; the Policy Value multiplied by the applicable

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corridor percentage; or 101% of the greater of the Policy Value or Policy Debt. No additional premiums, withdrawals or loans are permitted. No additional monthly charges are deducted from your Policy. You are permitted to repay any outstanding loans on the Policy. There is no charge for the rider unless the benefit is elected, when a one-time charge of 4.5% of the Policy Value will be deducted. The rider benefit is only available if certain conditions are met. These conditions are:
1)the Policy has been in force for at least 15 policy years;
2)the Insured has attained age 75;
3)the Death Benefit option for the Policy must be Option 1;
4)the Policy Debt is greater than the Face Amount;
5)the Policy Debt has accumulated to at least 90% of the Surrender Value;
6)the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;
7)the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and
8)the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.
•Guaranteed Insurability Rider - This rider provides the option to increase the Face Amount of the Policy on the Policy anniversaries following the attainment of Insured’s ages 25, 28, 31, 34, 37 and 40 without proof of insurability. Unscheduled increases are allowed in lieu of the attained age increase options at the following life events: birth, marriage and adoption. Election of an unscheduled increase due to life event results in forfeiting the next scheduled increase. The option to increase the Face Amount as of any particular option date will, if not exercised, expire at the end of the period during which such option was available. This rider is available to Insureds 38 years old and younger.
Other Benefits
•Asset Allocation Program - As a Policy Owner, you may elect to participate in the optional asset allocation program for no additional charge to you. The asset allocation program can be elected at issue or any time your Policy is inforce. The asset allocation program provides Policy Owners with an assessment questionnaire to help them determine their investment time horizon and tolerance for risk. The questions on the questionnaire have been provided by ALPS, Inc. and Morningstar Associates and included in the asset allocation program information developed and provided by us. Based on the answers to the questionnaire, one of five asset allocation Sub-Accounts, the Morningstar ETF Asset Allocation Series Portfolios, is recommended. These portfolios are managed such that the allocations between different asset classes remain consistent with the qualities identified during the initial assessment. The objective of each asset allocation Sub-Account is to provide disciplined, diversified access to a variety of asset classes that is consistent with an investor’s risk profile and investment time horizon.
Asset allocation is the process by which your Policy Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Policy Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatilityy and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.
If you elect to participate in this program at issue, you may select one of the currently available Morningstar ETF Asset Allocation Series Portfolios. The Portfolios, advised by ALPS Advisers, Inc. and sub-advised Morningstar Associates, Inc., represent five different investment styles: Conservative, Income and Growth, Balanced, Growth, and Aggressive Growth. Each of the Morningstar ETF Asset Allocation Series Portfolios is designed to meet the investment goals of the applicable investment style. Once you select a Morningstar ETF Asset Allocation Series Portfolio, your Policy Value will be allocated to the corresponding Morningstar ETF Asset Allocation Series Sub-Account. Additional investment options available with the asset allocation program at issue include the Fixed Account and the Fidelity VIP Government Money Market Sub-Account. We recommend that you consult with your sales representative and obtain and read the prospectus for the Morningstar ETF Asset Allocation Series carefully before participating in the asset allocation program.

PROSPECTUS

Once your policy is in force you may elect to participate in the asset allocation program if it was not elected at time of issue. You may also allocate Policy Value among the Morningstar ETF Asset Allocation Series Portfolios and any other investment options offered on your Policy as desired once your policy is in force. You can discontinue participation in the asset allocation program at any time by submitting a Fund Change form. Each transfer you make to modify your asset allocation program will count towards the number of transfers you can make without paying a transfer fee. You may want to consult with your sales representative before making a change to the asset allocation program to help you determine if the change is appropriate for your needs.
Although it is not advised, the Morningstar ETF Asset Allocation Series Portfolios Sub-Accounts could be invested in without completing the assessment questionnaire. This is not advised because the differing responses to the questionnaire are what have been used to develop the investment styles of the five Morningstar ETF Series Portfolios.
Allstate Assurance Company, the principal underwriter of the Policy and ADLLC, the distributor of the Policy, do not intend to provide any personalized investment advice in connection with the asset allocation program and you should not rely on this program as providing individualized investment recommendations to you. Policy Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their financial decisions.
The asset allocation program can be used in conjunction with our Dollar Cost Averaging program or Portfolio Rebalancing program. We reserve the right to terminate the asset allocation program at any time. If the program is terminated, but the Morningstar ETF Asset Allocation Series Portfolios are still available, the policyholder’s allocation will remain in the Morningstar ETF Asset Allocation Series Portfolios Sub-Accounts previously elected.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Policy. Please refer to your Policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Policy, surrender or make withdrawals from the Policy, transfer cash value between investment options, or take a policy loan.
Transaction Fees

Charge	When Charge is Deducted	Amount Deducted
Premium Expense Charge	When you pay a premium	6% of the Premium amount
Premium Taxes	When you pay a premium	0% to 4%; Applicable premium taxes are covered by the Premium Expense Charge
Surrender Charge	When you surrender your Policy during the first 10 Policy Years	Maximum: $47.49 per $1000 of Face Amount Minimum: $4.48 per $1000 of Face Amount
Partial Withdrawal Service Fee	When you make a withdrawal	The lesser of 2% of amount withdrawn or $25.00
Transfer Fee*	Second and each subsequent transfer in each calendar month	$10.00 Maximum; $0 current
For Policies with applications signed prior to August 10, 2020:
Loan Interest Rate**	When you have a policy loan	Interest Rate on Preferred Loans 2%; Interest Rate on Standard Loans 3%
For Policies with applications signed on or after August 10, 2020:
Loan Interest Rate***	When you have a policy loan	Interest Rate on Preferred Loans 1%; Interest Rate on Standard Loans 2%
*We are currently waiving this fee.

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**When we make a policy loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 2%. As a result, Preferred loans have a zero net cost while standard loans have a 1.00% net cost. Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.
*****When we make a policy loan, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. The amounts allocated to the Loan Account are currently credited with interest at 1%. As a result, Preferred loans have a zero net cost while standard loans have a 1.00% net cost. Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.
The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Portfolio fees and expenses.
Periodic Charges Other Than Annual Portfolio Expenses

Charge	When Charge is Deducted	Amount Deducted
Base Contract Charge:
Cost of Insurance* Maximum and Minimum Charge	Monthly	Maximum and current: $83.33 per $1000 Minimum and current: $0.01 per $1000
Cost of Insurance Charge for 45-year old Male Non-Smoker, $120,000 Face Amount, at issue	Monthly	Guaranteed: $0.16 per $1,000. Current: $0.16 per $1,000.
Policy Fee	Monthly	Max $15; current $11
Mortality and Expense Risk Fees	Monthly	Maximum - years 1-10: 0.08% (0.06% current) Maximum - years 11+: 0.04% (0.03% current)
Administrative Expense Charge	Monthly for the first 30 Policy Years	Maximum: $0.35 per $1000 Minimum: $0.06 per $1000
Rider Charges:
Children’s Level Term Rider

Accidental Death Benefit Rider

Continuation of Payment Rider

Accelerated Death Benefit Rider, Terminal Illness

Accelerated Death Benefit Rider, Chronic Illness

Overloan Protection Rider

Guaranteed Insurability Rider
Monthly Monthly Monthly When Benefit Elected When Benefit Elected When Benefit Elected Monthly

$2.50 per $5,000 unit of coverage

Maximum COI: $0.13 per $1,000 of benefit amount
Minimum COI: $0.08 per $1,000 of benefit amount

Maximum COI: $1.54 per $100 of benefit amount
Minimum COI: $0.25 per $100 of benefit amount

$150

$250

4.5% of Policy Value

Maximum COI: $0.12 per $1,000
Minimum COI: $0.07 per $1,000

*The cost of insurance or other charge varies based on individual characteristics. The cost of insurance charge or other charge shown in the table may not be representative of the charge that a particular investor will pay. You may obtain more information about the particular cost of insurance or other charges that would apply to him or her by contacting the number on the cover page.

PROSPECTUS

The next table shows the minimum and maximum total operating expenses charged by the Portfolio that you may pay periodically during the time that you own the Policy. A complete list of Portfolio Companies available under the Policy, including their annual expenses, is located in the Appendix at the back of this Prospectus. More detail concerning each Portfolio’s fees and expenses appears in the prospectus for each Portfolio.

Portfolio Annual Expenses

	Minimum	Maximum
Total Annual Operating Expenses(1) (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses)	0.10%	1.10% Subject to update
(1)Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2020.

Principal Risks of Investing in the Policy
Investment Performance
Amounts you allocate to Variable Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-Accounts invest. You bear the investment risk that the Portfolios might not meet their investment objectives. Shares of the Portfolios are not deposits, or obligations of, or guaranteed or endorsed by any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.
Not a Short-Term Investment
This Policy is designed to provide benefits on a long term basis. It is not suitable as a short-terms savings vehicle. You should not purchase the Policy if you may need to access the Policy Value within a short time. If you are purchasing a Policy for a specialized purpose, you should consider whether the long-term nature of the Policy is consistent with the purpose for which you are purchasing the Policy.
Access to Cash Value
You may surrender your Policy at any time for its Net Surrender Value. Upon surrender, life insurance coverage under your Policy ends. We may subtract a surrender charge from your surrender proceeds during the first ten Policy Years and the first ten years following an increase to the Face Amount. You also may withdraw a portion of your Policy Value through a partial withdrawal. Surrenders and withdrawals may have adverse tax consequences.
Tax Consequences
Your Policy is structured to meet the definition of a life insurance contract under the Tax Code. We may need to limit the amount of Premiums you pay under the Policy to ensure that your Policy continues to meet that definition.
Current federal tax law generally excludes all Death Benefits from the gross income of the beneficiary of a life insurance policy. In addition, you generally are not subject to taxation on any increase in the Policy Value until it is withdrawn. Generally, you are taxed on surrender proceeds and the proceeds of any partial withdrawals only if those amounts, when added to all previous distributions, exceed the total Premiums paid. Amounts received upon surrender or withdrawal in excess of Premiums paid are treated as ordinary income.
Special rules govern the tax treatment of life insurance policies that meet the federal definition of a modified endowment contract. Depending on the amount and timing of your Premiums, your Policy may meet that definition. Under current tax law, Death Benefit payments under modified endowment contracts, like Death Benefit payments under other life insurance contracts, generally are excluded from the gross income of the beneficiary. Withdrawals and policy loans, however, are treated differently. Amounts withdrawn and policy loans are treated first as income, to the extent of any gain, and then as a return of Premium. The income portion of the distribution is includible in your taxable income. In addition, an additional 10% federal penalty tax is generally imposed on the taxable portion of amounts received before age 59½. We will not

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accept any Premium that would cause the Policy not to qualify as a life insurance contract under the Tax Code. For more information on the tax treatment of the Policy, see “Federal Taxes” on page 15 .
The death benefit of life insurance policies that were transferred for value may be subject to ordinary income taxes. Estate taxes may apply. Consult your tax advisor for additional information.

General Description of Depositor, Registrant, and Variable Sub-Accounts
Allstate Assurance Company. Allstate Assurance Company ("Company") serves as the depositor of the Separate Account. Our offices are located at 3075 Sanders Road, Northbrook, IL 60062-7127; however, our mailing address is P.O. Box 660191, Dallas, TX 75266-0191.
General Account and Financial Condition of Allstate Assurance Company. Any guarantees under the Policy that exceed your Policy Value are paid out of the Company’s general account and are subject to our financial strength and claims paying ability.
We are obligated to pay all money we owe under the Policies — such as death benefits and income payments — if that amount exceeds the assets in the Separate Account. Any such amount is paid from our general account. Such amounts are subject to our financial strength and claims paying ability and our long term ability to make such payments. We are regulated as an insurance company under state law, which generally includes limits on the amount and type of investments in our general account and requirements us to hold a specific amount of reserves to meet contractual obligations payable out of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected Policy and claims payments. State regulators also require Allstate Assurance Company to maintain a minimum amount of capital, to act as a cushion in the event the Company suffers a financial impairment. But there is not guarantee that we will always be able to meet our claims paying obligations, and there are risks associated with purchasing any insurance product.
We encourage both existing and prospective Policy Owners to read and understand our financial statements. Our financial statements are included in the Statement of Additional Information. You may obtain a copy of the Statement of Additional Information without charge by writing to us at P.O. Box 660191, Dallas, TX 75266-0191, or calling us at 1-800-865-5237.
Cyber Security and Business Continuity Risks. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information system failures (e.g. hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such system failures and cyber-attacks affecting us, the Portfolios, intermediaries and other affiliated or third party service providers may adversely affect us and your interest in the Policy. For instance, system failures and cyber-attacks may interfere with our processing of Policy transactions, (including the processing of orders from our website or with the Portfolios), impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also affect issuers of securities in which the Portfolios invest, which may cause the Portfolios to lose value. There can be no assurance that we, the Portfolios or our service providers will avoid loses affecting your Policy due to cyber-attacks or information security breaches in the future.
We are also exposed to risks related to natural and man-made disasters and catastrophes, such as storms, fires, earthquakes, epidemics and terrorist acts, which could adversely affect our ability to administer the Policies. Natural and man-made disasters, such as the recent spread of COVID-19, may require a significant contingent of our employees to work from remote locations. During these periods, we could experience decreased productivity, and a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively by preventing the workforce from working remotely and impair our ability to process Contract-related transactions or to calculate Contract values.
The Company outsources certain critical business functions to third parties and, in the event of a natural or man-made disaster, relies upon the successful implementation and execution of the business continuity planning of such entities.

PROSPECTUS

While the Company closely monitors the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond the Company’s control. If one or more of the third parties to whom the Company outsources such critical business functions experience operational failures, the Company’s ability to administer the Contract could be impaired.
The Separate Account. Allstate Assurance Company Variable Life Account is the registrant of the policies. It was originally established in 2017, as a segregated asset account of the Company. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or the Company. Allstate Assurance Company Variable Life Separate Account is a segregated asset account of Allstate Assurance Company. Allstate Assurance Company owns the assets of the Separate Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Policy Value of the Policies offered by this Prospectus, these assets may not be used to pay any liabilities of Allstate Assurance Company other than those arising from the Policies. Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to the income, gains, losses or any investment experience of Allstate Assurance Company’s other assets. Allstate Assurance Company is obligated to pay all amounts promised to Policy Owners under the Policies.
The Separate Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Separate Account, its Sub- Accounts or the Portfolios. Values allocated to the Separate Account rise and fall with the values of shares of the Portfolios and are also reduced by Policy charges. We use the Separate Account to fund the Policies and our other variable universal life insurance policies. We account separately for each type of variable life insurance policy funded by the Separate Account.
The street address for the Allstate Assurance Company Variable Life Separate Account is 3075 Sanders Road, Northbrook, IL 60062-7127, with a mailing address of P.O. Box 660191, Dallas, TX 75266-0191.
Variable Sub-Accounts. You may allocate your purchase payments to various Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. Information regarding each Portfolio, including its name; its type or a brief statement of its investment objectives; its investment adviser and any sub-investment adviser; current expenses; and performance is included in the Appendix at the back of this Prospectus. For more additional information about each Portfolio you may also refer to the prospectus for the Portfolio. To obtain the prospectus for any or all of the Portfolios, please contact us at 1-800-865-5237. Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date.
We do not provide investment advice, nor do we recommend any particular Variable Sub-Account. You bear the risk of any decline in the value of Variable Sub-Accounts resulting from the performance of the Portfolios. Please consult with a qualified investment professional if you wish to obtain investment advice. You should carefully consider the investment objectives, risks, charges and expenses of the underlying Portfolios when making an allocation to the Variable Sub-Accounts.
Voting Rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Policy Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. We notify you when your instructions are needed and provide proxy materials or other information to assist you in understanding the matter at issue. We determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.
In most cases, you are the person entitled to give voting instructions. However, if you assign your Policy, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.
If you send written voting instructions to us, we follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send written instructions, we vote the shares attributable to your Policy in the same proportions as the shares for which we have received instructions from other Policy Owners. While proportional voting guarantees all outstanding shares of a Portfolio are voted, it can lead to a small number of shareholders determining the outcome of a proxy.

PROSPECTUS

We may, when required by state insurance regulatory authorities, disregard Policy Owner voting instructions if the instructions would cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.
In addition, we may disregard voting instructions in favor of changes initiated by Policy Owners in the investment objectives or the investment advisor of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we include a summary of that action and our reasons for that action in the next semi-annual report to you.
This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Policy Owners, and we may choose to do so.

Charges and Deductions
Premium Expense Charge. Before we allocate a Premium to the Policy Value, we subtract the Premium Expense Charge. The Premium Expense Charge equals 6.00% of all Premiums in all years. This charge is intended to help us pay for: (a) actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses; (b) state premium taxes and other state and local premium taxes; and (c) certain Federal taxes and other expenses related to the receipt of Premiums.
State premium tax rates currently vary from 0% to 4.0%. Premium taxes are not directly passed through to you by us. We do not vary the Premium Expense Charge to reflect the actual premium tax rate in individual states, or the absence of premium tax in certain states. Accordingly, the portion of this charge attributable to state premium taxes may be more or less than the premium taxes assessed in your state. The current North Carolina premium tax rate is 1.9% of the gross premium collected.
Monthly Deduction. On the Issue Date and on each Monthly Activity Day, we deduct from your Policy Value a Monthly Deduction to cover certain charges and expenses in connection with the Policy. The Monthly Deduction is the sum of the following five items:
1)the Policy Fee;
2)the administrative expense charge;
3)the mortality and expense risk charge;
4)the cost of insurance charge for your Policy; and
5)the cost of additional benefits provided by riders, if any.
We allocate the mortality and expense risk charge pro rata among the Sub-Accounts in proportion to the amount of your Policy Value in each Sub-Account. We allocate the remainder of the Monthly Deduction pro rata among the Sub-Accounts and the Fixed Account, unless you specify otherwise.
Policy Fee. The monthly policy fee will never be more than $15.00 per month. We currently charge $11.00. This charge compensates us in part for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports. The Policy Fee is waived after the Insured’s age 121.
Administrative Expense Charge. The monthly Administrative Expense Charge applies for the first thirty Policy Years, and varies based on the Insured’s age at issue of the Policy, sex, payment class, and face amount. The current monthly Administrative Expense Charge is tiered such that one rate per $1,000 is charged on the first $100,000 of Face Amount and another rate per $1,000 is charge on the Face Amount above $100,000. The guaranteed amount is the same as the current amount. This charge covers administration expenses and issuance costs. A monthly Administrative Expense Charge is determined separately for each increase in Face Amount based on the Insured’s attained age at the time of the increase. The applicable charge applies for thirty years from the date of the increase. If you decrease the Face Amount, the Administrative Expense Charge remains the same. The Administrative Expense Charge is waived after the Insured’s age 121.

PROSPECTUS

Mortality and Expense Risk Charge. The current monthly mortality and expense risk charge is calculated at a monthly rate of 0.06% of the net Policy Value allocated to the Sub-Accounts for the first ten years and 0.03% thereafter. The mortality and expense risk charge is not assessed against your Policy Value in the Fixed Account. This charge compensates us for the mortality and expense risks that we assume in relation to the Policies. The mortality risk assumed includes the risk that the cost of insurance charges specified in the Policy will be insufficient to meet claims. We also assume a risk that, on the Monthly Activity Day preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set in the Policy. The mortality and expense risk charge is waived after the Insured’s age 121.

Cost of Insurance Charge. The cost of insurance is determined monthly. The cost of insurance charge is determined by multiplying the applicable current cost of insurance rate per $1,000 by the net amount at risk for each Policy Month. The net amount at risk is (a) – (b), where: (a) is the Death Benefit as of the prior Monthly Activity Day divided by 1.0032737; and (b) is the Policy Value as of the prior Monthly Activity Day. The cost of insurance rate is individualized depending on the Insured’s age at issue of the Policy, Policy Year, sex, payment class and face amount, thus, the rate differs from year to year. The rates are determined by us, but they will never be more than the guaranteed rates shown in your Policy. Please see the following example.

Example (45-Year Old Non-Smoking Male):
Face Amount	$100,000
Death Benefit Option	1
Policy Value on the Current Monthly Activity Day	$30,000
Insured’s Attained Age	45
Corridor Percentage	215%
Death Benefit	$100,000

On the Monthly Activity Day in this example, the Death Benefit as then computed would be $100,000, because the Face Amount ($100,000) is greater than the Policy Value multiplied by the applicable corridor percentage ($30,000 × 215% = $64,500). Since the Policy Value on that date is $30,000, the cost of insurance charges per $1000 are applied to the difference in the net amount at risk of $69,674 (($100,000/1.0032737) – $30,000).
Assume that the Policy Value in the above example was $50,000. The Death Benefit would then be $107,500 (215% × $50,000), since this is greater than the Face Amount ($100,000). The cost of insurance rates in this case would be applied to the net amount at risk of $57,149 (($107,500/1.0032737) – $50,000).
The Policy Value may vary monthly, based on the investment performance of the Sub-Accounts you have selected, the addition of interest credited to your Fixed Account (if any), the deduction of charges, and any other Policy transaction. Under Policies with an Option 1 Death Benefit, increases in the Policy Value generally decrease the net amount at risk; conversely, decreases in the Policy Value increase the net amount at risk. Since the cost of insurance charge is based on the net amount at risk, your cost of insurance charge probably will be correspondingly different each month. Under Policies with an Option 2 Death Benefit, however, the net amount at risk does not vary with changes in the Policy Value, unless your Policy’s death benefit is determined under a corridor percentage. In that circumstance, increases in the Policy Value increase the net amount at risk. See “Policy Value” on page 14. Accordingly, a change in the Policy Value does not affect your monthly cost of insurance charge, unless it increases your net amount at risk.
We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The cost of insurance charge for increases reflects circumstances, such as the Insured’s age and health status, at the time of the increase. The cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates, but we guarantee that we will never charge you a cost of insurance rate higher than the guaranteed cost of insurance rates shown in the Policy.
We base the cost of insurance rate on the sex, issue age, Policy Year and premium rating class of the Insured, and on the Face Amount. However, we issue unisex policies in Montana and in connection with Qualified Plans. We charge a lower current cost of insurance rate for Policies with a Face Amount of $200,000 or above. If an increase in Face Amount of your Policy would raise the total Face Amount above one of these break points, only the amount of the increase above the

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breakpoint is eligible for a lower current cost of insurance rate. Although we base the current cost of insurance rate on our expectations as to future mortality experience, that rate will never exceed a maximum cost of insurance rate based on the 2017 Commissioners Standard Ordinary (“2017 CSO”) Smoker and Non-Smoker Mortality Table, based on the Insured’s sex, smoker status, and age. Our cost of insurance rates for unisex Policies will never exceed a maximum based on the 2017 CSO 80 Mortality Table, based on the smoker status and age.
Beginning on the Policy Anniversary following the Insured’s 121st birthday, we waive all cost of insurance charges, administrative expense charges, mortality and expense risk charge, and monthly policy fee.
Loans. The amounts allocated to the Loan Account are credited interest at the Loan Credited Rate of 2.0% for Policies with an application signed prior to August 10, 2020 and 1.0% for Policies with an application signed date on or after August 10, 2020. The annual interest rate charged for preferred loans is 2.0% for Policies with an application signed prior to August 10, 2020, and 1.0% for Policies with an application signed date on or after August 10, 2020, while standard loans are charged an annual interest rate of 3.0% for Policies with an application signed prior to August 10, 2020 and 2.0% for Policies with an application signed date on or after August 10, 2020. Because amounts allocated to the Loan Account are credited interest at the Loan Credited Rate is 2.0% per year for Policies with an application signed prior to August 10, 2020, and 1% per year for Policies with an application signed date on or after August 10, 2020, Preferred Loans have a zero net cost and standard loans are subject to a net interest rate of 1%. For additional information please refer to Policy Loans section.
Rider Charges. If your Policy includes one or more optional benefits, a Rider Charge applicable to each optional benefit you purchased is made from your Policy Value each month. The charge is to compensate us for the anticipated cost of providing these benefits and is specified on the applicable rider. The Rider Charges are summarized in the table on page 11 of this Prospectus. For a description of the optional riders, see “Optional Insurance Benefits” beginning on page .

Separate Account Income Taxes. We are not currently deducting or maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax from the operation of the Separate Account. We will deduct for any taxes we incur as a result of the operation of the Separate Account, whether or not we previously made a provision for taxes and whether or not it was sufficient.

Portfolio Charges. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Policy Value. These charges and expenses are deducted from the assets of the Portfolios. For more detailed information, please refer to the Prospectuses for the appropriate Portfolios.
We receive compensation from the investment advisors or administrators of some of the Portfolios. Such compensation is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We receive Rule 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios’ shares held by corresponding Sub-Accounts.

Surrender Charge. If you surrender your Policy, we may subtract a surrender charge from the surrender proceeds. The surrender charge equals the amount shown in the surrender charge table in your Policy, plus any additional surrender charge due to increases in the Face Amount of your Policy. The amount of the surrender charge decreases over time.
Initial Surrender Charge. When we issue your Policy, we determine the initial surrender charge. To determine the initial surrender charge, we multiply the Initial Face Amount of your Policy by a rate per thousand dollars of Face Amount. The applicable rate depends on the Insured’s age at issue, sex and status as a smoker or non-smoker. For example, if the Insured is age 45 when your Policy is issued, the applicable rates per thousand are as follows:

PROSPECTUS

Male Non-Smoker	$20.88
Male Smoker	$25.97
Female Non-Smoker	$18.80
Female Smoker	$21.28
Unisex Non-Smoker	$20.51
Unisex Smoker	$25.58
Accordingly, if the Insured were a male non-smoker age 45 and the Policy’s Face Amount were $100,000, the surrender charge initially would be $2,088.00.
The rates for each category are greater or lesser according to the age of the Insured when your Policy is issued. The maximum rate is $47.49 per thousand.
If you surrender your Policy after ten Policy Years have elapsed, we do not charge a surrender charge (unless you have increased the Face Amount of your Policy, as explained below). Before that time, we determine the applicable surrender charge by multiplying the initial surrender charge on your Policy by the appropriate surrender charge percentage for the Policy Year in which the surrender occurs. The applicable surrender charge percentage depends on the Insured’s sex, age when your Policy was issued, status as a smoker or non-smoker, and the number of years elapsed since your Policy was issued. For example, the following surrender charge percentage rates would apply if the Insured were 45 years old when your Policy was issued:

POLICY YEAR	Male, Nonsmoker Age 45	Male, Smoker Age 45	Female, Nonsmoker Age 45	Female, Smoker Age 45	Unisex, Nonsmoker Age 45	Unisex, Smoker Age 45
1	100%	100%	100%	100%	100%	100%
2	93%	93%	93%	93%	93%	93%
3	87%	87%	87%	87%	87%	87%
4	82%	82%	82%	82%	82%	82%
5	77%	77%	77%	77%	77%	77%
6	64%	64%	64%	64%	64%	64%
7	51%	51%	51%	51%	51%	51%
8	38%	38%	38%	38%	38%	38%
9	25%	25%	25%	25%	25%	25%
10	12%	12%	12%	12%	12%	12%
11+	0%	0%	0%	0%	0%	0%

Thus, in the example given above, if the Policy were surrendered during the 7th Policy Year, the surrender charge would equal [$1,064.88 ($2,088.00 × 51%)]. A different surrender charge percentage rate might apply if the Insured is older than 45 when the Policy is issued.
Surrender Charge on Increases in Initial Face Amount. If you increase the Initial Face Amount of your Policy, we determine an additional surrender charge amount applicable to the amount of the increase. We determine the initial amount of the additional surrender charge using the same formula and rates used in determining the initial surrender charge, except that we use the Insured’s age and smoking status at the time of the increase, rather than at the time your Policy was issued.
The surrender charge on the increase also decreases over a ten Policy Year period, starting from the effective date of the increase. The schedule of surrender charge percentages applicable to the additional surrender charge is based on the Insured’s age at the time of the increase. If you surrender your Policy or make a partial withdrawal, we separately calculate the surrender charge applicable to the Initial Face amount and each increase and add those amounts to determine the total surrender charge.
If you decrease the Face Amount, the applicable surrender charge remains the same.

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We include in your Policy a table showing the surrender charge rates and the surrender charge percentages applicable under the Policies. For additional information concerning the rates applicable to you, please consult your agent. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for the Policies.
The premium expense charge (in part) and the surrender charge are imposed to cover our actual sales expenses, which include agents’ sales commissions and other sales and distribution expenses. We expect to recover total sales expenses of the Policies over the life of the Policies. However, the premium expense charge and surrender charge paid with respect to a particular Policy may be higher or lower than the distribution expenses we incurred in connection with that Policy. To the extent distribution costs are not recovered by these charges, we may make up any shortfall from the assets of our general account, which includes funds derived from the mortality and expense charge on the Separate Account assets and the other charges imposed under the Policies.

Partial Withdrawal Service Fee. We do not assess a surrender charge for a partial withdrawal. We do, however, subtract a partial withdrawal service fee of the lesser of 2% of the amount withdrawn, or $25, for a partial withdrawal from the remaining policy value to cover our expenses relating to the partial withdrawal.

Transfer Fee. We currently are not charging a transfer fee. The Policy, however, permits us to charge a transfer fee of $10 on the second and each subsequent transaction in each calendar month in which transfer(s) are effected between Sub-Account(s) and/or the Fixed Account. We will notify you if we begin to charge this fee.
We will deduct the transfer fee from the Policy Value that remains in the Sub-Account(s) or Fixed Account from which we process your transfer. If that amount is insufficient to pay the transfer fee, we will deduct the fee from the transferred amount.

Commissions Paid to Dealers. We will pay commissions to broker-dealers that sell the Policies. Commissions paid vary, but we may pay a maximum sales commission of 85% of first year premiums, plus up to 5% of any additional Premiums in Years 2-5. In addition, we may pay a trail commission of up to 0.20% of Policy Value on Policies that have been in force for at least one year. In addition, certain bonuses and managerial compensation may be paid. We pay all commissions and incentives.
Commissions payable to sales representatives for the sale of the Policy are calculated based on the total Premium payments.
From time to time, we pay asset-based compensation to broker-dealers. These payments vary among broker dealers, and the asset-based payments may be up to 0.25% of Policy Value annually. These payments are intended to contribute to the promotion of the Policies, and they vary among broker-dealers. The distribution support services include but are not limited to: (1) placement of the Policies on a list of preferred or recommended products in the broker-dealer’s distribution system; (2) sales promotions with regard to the Policies; (3) participation in sales conferences; and (4) helping to defray the costs of sales conferences and educational seminars for the broker-dealer’s registered representatives. A list of broker-dealers that ADLLC paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC’s Web site (www.sec.gov).
To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and the terms of the arrangement may differ among broker-dealers.

General Description of the Policy
Policy Rights. The policy provides a number of policy roles. They are the Policy Owner, the Insured, and the Beneficiaries.
Policy Owner. The Policy Owner controls the Policy during the lifetime of the Insured. The Insured is the Policy Owner if no other person is named in the application as the Policy Owner. Unless you provide otherwise, as Policy Owner, you may exercise all rights granted by the Policy without the consent of anyone else. If the last-named Policy Owner dies before the Insured, then any contingent owner is the new Policy Owner. If no Policy Owner is named is living, then the Policy Owner will be the estate of the last-named Policy Owner.

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You may name a new Policy Owner. You must make this request in writing in a form satisfactory to us and file it with us. No such request is binding upon us until we accept it. When we accept it, it is effective as of the date you signed the request, subject to any action we have taken before we accept it.
Insured. The insured is the person whose life is covered by this Policy.
Beneficiaries. You name the Beneficiary(ies) (Primary Beneficiary, Contingent Beneficiary) in the application for the Policy. You may change the Beneficiary at any time, except irrevocable Beneficiaries may not be changed without their consent.
You must request a change of Beneficiary in writing. We provide a form to be completed, signed and filed with us. Your request for a change in Beneficiary takes effect upon our filing of a signed and completed form, effective as of the date you signed the form. Until we receive your change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other.
respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.
If you name more than one Beneficiary, we divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions regarding the amount each Beneficiary is to receive, we pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we divide the Death Benefit among the surviving Beneficiaries.
Different rules may apply if your Policy was issued in connection with a Qualified Plan.
Assignment. You may assign your Policy as collateral security, unless it was issued in connection with a Qualified Plan. You must notify us in writing if you assign the Policy. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment.
Dividends. We do not pay any dividend under the Policies.
Change to Face Amount. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Activity Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium, if applicable. A Face Amount decrease will not be subject to a partial withdrawal fee, even if the reduction triggers a mandatory withdrawal of funds from this Policy.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Surrender Charge” on page 33 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes” on page 35.

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The Fixed Account. The portion of the Policy relating to the Fixed Account is not registered under the Securities Act of 1933 (“1933 Act”) and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests in the Fixed Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the disclosure describing the Fixed Account has not been reviewed by the SEC staff. The statements about the Fixed Account in this Prospectus may be subject to generally applicable provisions of the federal securities laws regarding accuracy and completeness.
You may allocate part or all of your Premiums to the Fixed Account in states where it is available. Amounts allocated to the Fixed Account become part of the general assets of Allstate Assurance Company. Allstate Assurance Company invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.
We credit interest to amounts allocated to the Fixed Account at an effective annual rate of at least 2.0% for Policies with an application signed prior to August 10, 2020 and 1.0% for Policies with an application signed date on or after August 10, 2020. We are not obligated to, but we may credit interest at a higher rate. You assume the risk that the interest rate credited to the Fixed Account may be no higher than those rates.
Policy and/or Registrant Changes
Changes to the Policy. We reserve the right to amend the Policy to comply with changes in requirements imposed by our regulators. Only officers of Allstate Assurance Company have authority to change this Policy. No agent may do this. Any change must be made in writing by us and is subject to any necessary regulatory approvals.

Changes to the Separate Account
Additions, Deletions and Substitutions of Securities. We reserve the right, subject to applicable law:
•to operate the Separate Account in any form permitted by law;
•to take any action necessary to comply with, or obtain and continue any exemption from, applicable laws;
•to transfer assets from one Sub-Account to another, or to our general account and to substitute the Portfolios in which the Sub-Accounts invest subject to requirements of the Investment Company Act of 1940;
•to add, combine, or remove Sub-Accounts in the Separate Account
•to assess a charge for taxes attributable to the operations of the Separate Account or for other taxes, as described in Charges and Deductions”; and
•to change the way in which we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.
•De-register the separate account under the Investment Company Act of 1940;
•Manage the separate account under the direction of a committee or discharge such committee at any time;
Restrict or eliminate any voting rights of policy owners or other persons who have voting rights as to the separate account;
•Combine the separate account with one or more other separate accounts; and
•Transfer assets of the separate account, which we determine to be associated with the class of policies to which this policy belongs, to another separate account. If this type of transfer is made, the term “separate account”, as used in this policy, shall mean the separate account to which the assets were transferred.
We also reserve the right, subject to applicable laws and regulations, to discontinue accepting premium payments and/or discontinue permitting transfers into sub-accounts of the separate account after providing notice to you.

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Transfers
General. While the Policy is in force, you may transfer Policy Value among the Fixed Account and Sub-Accounts in writing or by telephone. Currently, there is no minimum transfer amount. We may set a minimum transfer amount in the future. In the future, we may charge you the transfer fee described on page 34, although currently we are waiving it.
You currently may not have Policy Value in more 21 Investment Options. Accordingly, we will not perform a transfer that would cause your Policy to exceed that limit. We may waive this limit in the future.
Generally, we only make transfers on Valuation Dates. See “Policy Value” on page 14. If we receive your request on a day that is not a Valuation Date, or if we receive your request after the close of business on the NYSE, we make the transfer on the first subsequent Valuation Date.
Special requirements apply to transfers from the Fixed Account. You may transfer a single payment from the Fixed Account to the Sub-Accounts only during the 60-day period beginning on the Issue Date or each Policy Anniversary. We do not process transfer requests involving the Fixed Account at any other time, except transfers pursuant to a Dollar Cost Averaging or Portfolio Rebalancing program.
You may not transfer Policy Value or allocate new Premiums into the Fixed Account if transfers are being made out under the Dollar Cost Averaging program. However, we may waive or modify these restrictions on transfers from the Fixed Account.
This limit also applies to transfers under a Dollar Cost Averaging program, unless you choose to transfer your entire Fixed Account balance to Sub-Accounts. In that case, your maximum monthly transfer amount may not be more than 1/36th of your Fixed Account balance on the day of the first transfer.
The Policy permits us to defer transfers from the Fixed Account for up to six months from the date you request a transfer.
Transfers Authorized by Telephone. You may make transfers by telephone. Telephone transfers may not be available if all lines are busy. In that case, you will need to submit a written request or try to call later. Please see the SAI for a description of our procedures for telephone transfers.
To give a third-party authorization, you must first send us a completed authorization form.
The cut off time for telephone transfer requests is 4:00 p.m. Eastern time. Calls completed before 4:00 p.m. will be effective on that day at that day's price. Calls completed after 4:00 p.m. will be effective on the Valuation Date, at that day's price.
We use procedures that we believe provide reasonable assurance that telephone authorized transfers are genuine. For example, we request identifying information from persons purporting to authorize transfers. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.
At any time, we may suspend, modify or terminate your privilege to make transfers via the telephone, or via other electronic or automated means specifically approved by the Company, including, but not limited to, automated telephone services, facsimile machine, e-mail and electronic services via online access. Among other things, we reserve the right to limit the number of such transfers among the Sub-Accounts in any Policy Year, or to refuse any telephone transfer request. We also reserve the right to restrict such transfers in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Policy Owners.
Dollar Cost Averaging. Under our automatic Dollar Cost Averaging program, while the Policy is in force you may authorize us to transfer a fixed dollar amount at fixed intervals from the Fixed Account or a Sub-Account of your choosing so long as your Policy Value is spread among no more than 21 Investment Options. The interval between transfers may be monthly, quarterly, semi-annually or annually, at your option. There are no fees associated with the Dollar Cost Averaging program. Transfers made under a Dollar Cost Averaging program will not be assessed a transfer fee and do not count towards the number of transfers you can make before a transfer fee applies. The transfers are made at the Accumulation Unit Value on the date of the transfer. The transfers continue until you instruct us otherwise, or until your chosen source of transfer payments is exhausted. Currently, the minimum transfer amount is $100 per transfer. We may change this minimum or grant exceptions. If you elect this program, the first transfer occurs one interval after you elect the Dollar Cost Averaging program. Your request to participate in this program is effective when we receive your completed

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application at the P.O. Box given on the first page of this Prospectus. Please call or write us for a copy of the application. You may elect to increase, decrease or change the frequency or amount of transfer payments under a Dollar Cost Averaging program. Special restrictions apply to transfers from the Fixed Account. Please see “Transfers — General” on page 15 for a discussion of these restrictions.
The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount purchases more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. However, participation in this program does not assure you of a greater profit from your purchases under the program, nor does it prevent or necessarily reduce losses in a declining market. Moreover, while we refer to this program of periodic transfers generally as Dollar Cost Averaging, periodic transfers from a Sub-Account with more volatile performance experience is unlikely to produce the desired effects of Dollar Cost Averaging as would transfers from a less volatile Sub-Account. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.
Portfolio Rebalancing. Portfolio Rebalancing allows you to maintain the percentage of your Policy Value allocated to each Sub-Account or the Fixed Account or both at a preset level. Over time, the variations in each Sub-Account’s investment results shift the balance of your Policy Value allocations. Under the Portfolio Rebalancing feature, we automatically transfer your Policy Value, including new Premiums, back to the percentages you specify. Portfolio Rebalancing is consistent with maintaining your desired allocation among the investment options.
You may choose to have rebalances made monthly, quarterly, semi-annually or annually. There are no fees associated with Portfolio Rebalancing. Transfers made under a Portfolio Rebalancing program will not be assessed a transfer fee and do not count towards the number of transfers you can make before a transfer fee applies. No more than 21 Investment Options can be included in a Portfolio Rebalancing program at one time. Transfers from the Fixed Account under a Portfolio Rebalancing program are subject to the overall limit on transfers from the Fixed Account. Accordingly, if the total amount transferred from the Fixed Account in any Policy Year reaches that limit before the end of the year, we do not transfer additional amounts from the Fixed Account for Portfolio Rebalancing purposes until the next Policy Year. We automatically terminate this option if you request any transfers outside the Portfolio Rebalancing program. If you wish to resume the Portfolio Rebalancing after it has been canceled, then you must complete a new Portfolio Rebalancing form and send it to our home office.
You may request Portfolio Rebalancing at any time by submitting a completed written request to us at the address given on the first page of this Prospectus. Please call or write us for a copy of the request form. If you stop Portfolio Rebalancing, you must wait 30 days to begin again. The date of your rebalancing must coincide with the same day of the month as your Issue Date. If you request rebalancing on your Policy application and specify the frequency, but not the date, for your first rebalancing, it occurs one interval after the Issue Date. Otherwise, your first rebalancing occurs one interval after we receive your completed request form. All subsequent rebalancings occur at the intervals you have specified on the day of the month that coincides with the same day of the month as your Issue Date.
Generally, you may change the allocation percentages, frequency or choice of Sub-Accounts at any time. If you include the Fixed Account in a Portfolio Rebalancing program, however, in any consecutive twelve months you may not change the allocation percentages more than twice and the total change to the Fixed Amount allocation may not exceed 20%. We may waive this restriction.
If your total Policy Value subject to rebalancing falls below any minimum value that we may establish, we may prohibit or limit your use of Portfolio Rebalancing. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time. We may change, terminate, limit or suspend Portfolio Rebalancing at any time.
Market Timing & Excessive Trading. The Policies are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Policy Value. Our policy is not to accept knowingly any premium intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Policy if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Policy.
We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as

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described below under “Trading Limitations.” Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.
While we seek to deter market timing and excessive trading in Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Sub-Account may experience the adverse effects of market timing and excessive trading described above.
Trading Limitations. We reserve the right to limit transfers among the investment alternatives in any Policy Year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:
•we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Policy Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Policy Owners; or
•we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.
In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:
•the total dollar amount being transferred, both in the aggregate and in the transfer request; the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Sub-Account in a short period of time can constitute market timing);
•whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Sub-Accounts);
•whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and
•the investment objectives and/or size of the Sub-Account’s underlying Portfolio.
We seek to uniformly apply these trading limitations to all trades, including those that occur through omnibus accounts at intermediaries. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.
If we determine that a Policy Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Policy Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Policy Owner from making future additions or transfers into the impacted Sub-Account(s) or will restrict that Policy Owner from making future additions or transfers into the class of Sub-Account(s) if the Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Sub-Accounts).
In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.
Agreements to Share Information with Funds. Under the Investment Company Act of 1940, Allstate Assurance Company has entered into information sharing agreements with each of the fund companies whose funds are offered under the Policy. Policy Owner trading information is shared under these agreements as necessary for the fund companies to monitor fund trading and Allstate Assurance Company’s trading policy. Under these agreements, Allstate

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Assurance Company is required to share information regarding Policy Owner transactions, including but not limited to information regarding fund transfers initiated by you. In addition to information about Policy Owner transactions, this information may include personal Policy Owner information, including names and social security numbers or other tax identification numbers. As a result of this information sharing, a fund company may direct us to restrict a Policy Owner’s transactions if the fund determines that the Policy Owner has violated the fund’s frequent trading policies. This could include the fund directing us to reject any allocations of premium or Policy Value to the fund.
Short Term Trading Fees. The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio’s Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity and/or holding periods that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Policy Owner(s) responsible for the short-term transfer activity generating the fee.
We will administer and collect redemption fees and forward these fees to the Portfolio. Please consult the Portfolio’s prospectus for more complete information regarding the fees and charges associated with each Portfolio.

Purchase of Policy and Premiums
Application for a Policy. You may apply to purchase a Policy by submitting a written application to us at the address given on the first page of this Prospectus. The maximum issue age is 80. The minimum Face Amount for a Policy is $100,000. Before we issue a Policy, we require you to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Policy to you, we return your Premium to you. We reserve the right to change the terms or conditions of your Policy to comply with changes in the applicable law. Not all riders may be available in all states. This Prospectus describes all material features of the Policy including all material variations due to individual state requirements.
We issue your Policy when we have determined that your application meets our underwriting requirements. We apply our customary underwriting standards to the proposed Insured. If on the Issue Date there are outstanding requirements, we will allocate your Premium when all requirements have been met. An example of an outstanding requirement is an amendment to your application that requires your signature. In cases where premium allocations are delayed due to outstanding requirements, the premium is held in an account without interest until the policy can be issued. We commence coverage of the Insured under the Policy, on the later of: (i)    the Issue Date, (ii) the date that we receive your first Premium, or (iii) the date that all underwriting requirements have been met.
If you pay a Premium with your application, we provide you with up to $1,000,000 of temporary conditional insurance if you meet all of the terms of the Temporary Insurance Agreement. The Temporary Insurance Agreement provides coverage during the underwriting of your application but only if you meet its requirements, including you are free of certain excluded medical conditions. This temporary conditional coverage starts when you complete your application and pay the first Premium, unless a medical exam or lab test results are required. In that event, temporary conditional coverage starts when all medical exams have been completed and lab specimens provided. The Issue Date determines Monthly Activity Days, Policy Months, and Policy Years.
Free-Look Period. The Policy terminates if you cancel your Policy by returning it to us during the free-look period that begins when you receive the policy. In most states you may cancel your Policy by returning it to us within 31 days after you receive it. This free-look period is 30 days in California and 45 days in Pennsylvania and District of Columbia.
In most states if you return your Policy, we will pay you an amount equal to any net premium allocated to the Fixed Account; plus, the value of amount allocated to any Sub-Accounts, as calculated on the date the returned Policy is received by us or our agent; plus any premium expense charges, policy fees, or other charges deducted under the Policy. The refund will be reduced by any withdrawals taken and any outstanding Policy Debt.
If you cancel your Policy during the free-look period in Connecticut and District of Columbia, we return your Premium less any Policy Debt and/or withdrawals. As a result, we allocate all of your Premiums during the free-look period to the Fixed Account only and allocate your Premium to the Sub-Accounts and Fixed Account as instructed after the free-look period has expired.
All net premium payments not requiring underwriting will be allocated to the Fixed Account and the Sub-Accounts as of the date payments are received by us. Premium payments requiring underwriting will not be credited with interest or earnings.

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Net premium payments requiring underwriting will be allocated to the Sub-Accounts and Fixed Account as of the date underwriting approval is received and all outstanding requirements have been completed.
We reserve the right to allocate premium payments to the fixed account during the Right to Examine Your Policy period. Transfer of premiums from the fixed account at the end of the Right to Examine Your Policy period will not be considered one of your free transfers and will not be subject to the fixed account transfer restrictions described in the Transfer and Transfer Fee provision.
Premium Payments. During the first Policy Year, you must pay an amount at least equal to the required Premium shown in your Policy. You may also make a Monthly Automatic Payment.
You may pay additional Premium at any time, and in any amount, as long as your Premium would not cause your Policy to lose its status as a life insurance contract under the Tax Code, as explained in “Federal Taxes” beginning on page 35. Premiums must be sent to us at our address on the first page. Unless you request otherwise in writing, we treat all payments received while a Policy loan exists as new Premium.
Your Policy also shows a planned periodic Premium amount; however, you are not required to pay the planned periodic Premiums. You set the planned periodic Premium when you purchase your Policy. Your Policy will not lapse because you did not pay a planned periodic Premium.
Even if you pay all of the planned periodic Premiums, your Policy nevertheless may enter the Grace Period and thereafter lapse if you have not paid the required Safety Net Premium amount and the Net Surrender Value is no longer enough to pay the Monthly Deductions. Please see the “Safety Net Premium” discussion just below. Yet, paying planned periodic Premiums will generally provide greater benefits than if a lower amount of Premium is paid.
Premium Limits. Before we accept any Premium that would require an increase in the net amount at risk under the Policy, you first must provide us with evidence of insurability. The Tax Code imposes limits on the amount of Premium that can be contributed under a life insurance contract. If you exceed this limit, your Policy would lose its favorable federal income tax treatment under the Tax Code. Accordingly, we will not accept any Premium that would cause your Policy to exceed this limit, unless you increase the Face Amount of your Policy appropriately. To obtain this increase, you must submit a written request to us and provide evidence of insurability meeting our then current underwriting standards. Otherwise, we will only accept the portion of your Premium that would cause your total Premiums to equal the maximum permitted amount and we will return the excess to you. In addition, we will not accept any additional Premium from you until we can do so without exceeding the limit set by the Tax Code.
Paying too much Premium also could cause your Policy to be treated as a “modified endowment contract” for federal income tax purposes. See “Modified Endowment Contracts” on page 37 for more information.
Safety Net Premium. The Safety Net Premium feature can enable you to keep your Policy (including any riders) in force during a specified period regardless of changes in the Policy Value. If the Insured is age 60 or less at the Issue Date, the specified period is the first twenty Policy Years. If the Insured is age 61 to 75 at the Issue Date, it runs from the Issue Date until the next Policy Anniversary after the Insured’s 80th birthday. If the Insured is over age 75 at the Issue Date, it runs from the Issue Date until five years after the Issue Date.
Ordinarily, your Policy enters the Grace Period and may lapse if the Net Surrender Value is not sufficient to pay a Monthly Deduction when it is due. For additional discussion of lapse, please see “Lapse and Reinstatement” on page 30. Under the Safety Net Premium feature, however, we guarantee that, regardless of declines in your Policy Value, your Policy will not enter the Grace Period if your total Premiums paid since the Issue Date, less any partial withdrawals and outstanding policy loans, are greater than the monthly Safety Net Premium amount times the number of months since the Issue Date.
During the first Policy Year, the Safety Net Premium amount is the minimum Premium required in order to issue the Policy. In subsequent years, the Safety Net Premium is the same as that of the first year provided there are no changes made to your Policy. As a result, if you pay your required Premium on a timely basis, the Safety Net Premium feature remains in effect. Because the Safety Net Premium feature covers optional Riders, adding optional Riders to your Policy increases your Safety Net Premium amount. Face amount increases or decreases, partial withdrawals, and death benefit option changes may also affect the monthly Safety Net Premiums.
If at any time your total Premiums, less partial withdrawals and Policy Debt, are less than the product of the monthly Safety Net Premium times the number of Policy Months since the Issue Date, the Safety Net Premium guarantee ends. We will notify you and you will be given 61 days to satisfy any shortfall. If such payments are not made during this period, the Safety Net Premium provision will terminate. The Safety Net Premium feature can be reinstated at any time before the

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Safety Net expiry date if total premium payments received, less partial withdrawals and policy debt are greater than the sum of the required monthly Safety Net Premiums. For more detail about the circumstances in which the Policy will lapse, see “Lapse and Reinstatement” on page 30.
The following are examples of how the Safety Net Premium may change as a result of changes in your Policy:

Base Policy	Monthly Safety Net Premium
Face Amount $250,000, 45 Male Non-Smoker, Death Benefit Option 1, no riders	$211.88
Changes to Base Policy
Increase Face Amount to $300,000 in year 5	$263.92
Decrease Face Amount to $200,000 in year 5	$169.50
Partial Withdrawal of $3,000 in year 5	$209.34
Modified Endowment Contracts. Under certain circumstances, a Policy could be classified as a “modified endowment contract,” which is a category of life insurance contract defined in the Tax Code. If your Policy were to become a modified endowment contract, distributions and loans from the Policy could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in “Federal Taxes — Modified Endowment Contracts.”
Your Policy could be a Modified Endowment Contract if, among other things, you pay too much Premium or if the Death Benefit is reduced. We monitor the status of your Policy and advise you if you need to take action to prevent the Policy from becoming a modified endowment contract. If you pay a Premium that would result in this classification, we notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Policy become a modified endowment contract. If, however, you choose to have your Policy become a modified endowment contract, we do not refund the Premium.
Your policy will be a Modified Endowment Contract if it is issued in exchange for a modified endowment contract issued by another insurer. Your policy will not be a modified endowment contract if it is issued in exchange for a non-modified endowment contract in a transaction that qualifies under Section 1035 of the Tax Code. However, paying additional premium into such a policy could cause it to become a modified endowment contract. For more information, please consult your tax advisor.
If you replace a modified endowment contract issued by another insurer with a Policy, your Policy will also be deemed a modified endowment contract. Our ability to determine whether a replaced Policy issued by another insurer is a modified endowment contract is based solely on the sufficiency of the Policy data we receive from the other insurer. We do not consider ourselves liable to you if that data is insufficient to accurately determine whether the replaced Policy is a modified endowment contract. You should discuss this issue with your tax adviser if it pertains to your situation. Based on the information provided to us, we will notify you as to whether you can contribute more Premiums to your Policy without causing it to become a modified endowment contract.
Allocation of Premiums. Your Net Premiums are allocated to the Sub-Account(s) and the Fixed Account in the proportions that you have selected. You must specify your allocation percentages in your Policy application. Percentages must be in whole numbers and the total allocation must equal 100%. We allocate your subsequent Net Premiums in those percentages until you give us new allocation instructions.
Initially, you may allocate your Policy Value among twenty-one (21) options, counting each Sub-Account and the Fixed Account as one option. You may allocate Policy Value among these options from time to time so long as your Policy Value is spread among no more than the 21 options. In the future, we may change or waive this limit.
We allocate your initial Net Premium to the Sub-Accounts and the Fixed Account, as you have instructed us, on the Issue Date. If you do not pay the first Premium until after the Issue Date, we allocate your initial Net Premium to the Sub-Accounts and the Fixed Account on the date we receive it at the Home Office. If there are outstanding requirements when we issue the Policy, your Premiums are not allocated until all requirements are satisfied. In these cases, the premium is held in an account without interest until the outstanding requirements are satisfied. We do not credit earnings or interest before the Issue Date.

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Variable Sub-Account Valuation. Net Premium payments are credited to the Variable Sub-Accounts on the basis of the Variable Sub-Account valuation next determined after receipt of the Premium. For Premiums received before the New York Stock Exchange closes the Net Premium is allocated to the Variable Sub-Accounts based on the Variable Sub-Account Accumulation Unit value determined at the close of that regulator business session of the New York Stock Exchange (usually 3:00p.m. Central Time). If we receive the Premium after the close of the New York Stock Exchange, it is allocated based on the Variable Sub-Account Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange. We convert amounts allocated to the Variable Sub-Accounts into Accumulation Units by dividing the dollar amount allocated by the Accumulation Unit value for that Variable Sub-Account on the Valuation Date when the allocation occurs.
Policy Value. Your Policy Value is the sum of the values of your interests in the Sub-Accounts of the separate account plus the value of the Fixed Account and the Loan Account. Your Policy Value changes daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account, the addition of Net Premiums, and the subtraction of partial withdrawals and charges assessed. There is no minimum guaranteed Policy Value.
The Accumulation Unit Value for each Sub-Account varies to reflect the investment experience of the applicable Portfolio. We determine the Accumulation Unit Value for each Sub-Account on each Valuation Date by multiplying the Accumulation Unit Value on the preceding Valuation Date by the Net Investment Factor for that Sub-Account for the Valuation Period then ended.
The Net Investment Factor for each Sub-Account is (1) divided by (2), where:
1) equals (a) the net asset value per share of the Portfolio held in the Sub-Account at the end of the current Valuation Period, plus (b) the per share amount of any dividend or capital gains distribution made by the Portfolio during the current Valuation Period, plus or minus (c) a per share credit or charge with respect to any taxes which we paid or for which we reserved during the Valuation Period which are determined by us to be attributable to the operation of the Sub-Account (no federal income taxes currently are applicable); and
2) is the net asset value per share of the Portfolio held in the Sub-Account at the end of the previous Valuation Period.
Please refer to the Prospectuses for the Portfolios for a description of how the assets of each Portfolio are valued, since that determination has a direct bearing on the Net Investment Factor of the corresponding Sub-Account and, therefore, your Policy Value.
On each Valuation Date, the portion of your Policy Value in a particular Sub-Account will equal:
(1)The total value of your Accumulation Units in the Sub-Account; plus
(2)Any Net Premium received from you and allocated to the Sub-Account during the current Valuation Period; plus
(3)Any Policy Value transferred to the Sub-Account during the current Valuation Period; minus
(4)Any Policy Value transferred from the Sub-Account during the current Valuation Period; minus
(5)Any amounts withdrawn by you (plus the applicable withdrawal charge) from the Sub-Account during the current Valuation Period; minus
(6)The portion of any Monthly Deduction allocated to the Sub-Account during the current Valuation Period for the Policy Month following the Monthly Deduction Day.
On each Valuation Date, the portion of your Policy Value in the Fixed Account will equal:
(1)Any Net Premium allocated to it, plus
(2)Any Policy Value transferred to it from the Sub-Accounts; plus
(3)Interest credited to it; minus
(4)Any Policy Value transferred out of it; minus
(5)Any amounts withdrawn by you (plus the applicable withdrawal charge); minus
(6)The portion of any Monthly Deduction allocated to the Fixed Account.
(7)All Policy Values equal or exceed those required by law. Detailed explanations of methods of calculation are on file with the appropriate regulatory authorities.

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Written Requests and Forms in Good Order. Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in “good order.”
Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.
Postponement of Payments. We may defer for up to fifteen days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We may postpone paying any amount for a total surrender or a partial withdrawal, the disbursement of a policy loan, or the payment of the Death Benefit Proceeds, in the following circumstances: (i) whenever the New York Stock Exchange (“NYSE”) is closed (other than customary weekend and holiday closings); (ii) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Separate Account’s investments or determination of the value of its net assets is not reasonably practicable; or (iii) at any other time permitted by the SEC for your protection.
In addition, we may delay payment of the Surrender Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days, we add interest at our current rate from the time you asked for the Surrender Value in accordance with applicable state law.
We may postpone paying any amount for a total surrender, a partial withdrawal, or the disbursement of a Policy Loan to authenticate the signature on a request. In the event that we postpone payment, the request will not be effective until we have validated the signature on the request to our satisfaction. Once accepted, the request for a total surrender, a partial withdrawal, or a policy loan will be paid within seven days.

Death Benefits and Optional Insurance Benefits
Death Benefits. While your Policy is in force, we pay the Death Benefit proceeds upon the death of the Insured. We will pay the Death Benefit proceeds to the named Beneficiary(ies) or contingent Beneficiary(ies). As described below in “Settlement,” we pay the Death Benefit proceeds in one sum or under an optional payment plan.
The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Policy Debt and less any due and unpaid charges. The proceeds may be increased, if you have added a rider that provides an additional benefit. Riders which may impact the death benefit include the Accidental Death Benefit Rider, the Overloan Protection Rider, and the Accelerated Death Benefit Riders. Please see “Optional Insurance Benefits” beginning on page 24. We determine the amount of the Death Benefit proceeds as of the end of the Valuation Period during which the Insured dies. We usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied. The amount of the Death Benefit is based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances your Policy Value.
Death Benefit Options. The minimum Death Benefit is equal to the Face Amount. You may choose one of two Death Benefit Options:
Option 1: the Death Benefit is the greater of: (a) the Face Amount of the Policy on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage as described below, and as set forth in your Policy. Option 1 is designed to provide a specific amount of Death Benefit that generally does not vary with changes in the Policy Value. As your Policy Value increases, the Net Amount at Risk under your Policy generally decreases, unless your Policy Value is sufficiently large to require that the Death Benefit be determined using the applicable corridor percentage.
Option 2: the Death Benefit is the greater of: (a) the Face Amount plus the Policy Value on the date of death; or (b) the Policy Value multiplied by the applicable corridor percentage. Under Option 2, the amount of the Death Benefit generally increases to reflect increases in the Policy Value. Under this option your Policy generally involves a constant Net Amount at Risk. If this policy is in force on the policy anniversary following the insured's 100th birthday and Option 2 has been selected, the death benefit option will change to Option 1.
While your Policy remains in force, we guarantee that the Death Benefit will not be less than the greater of the current Face Amount of the Policy or the Policy Value multiplied by the applicable corridor percentage. We have set forth the applicable corridor percentages in the Policy. The corridor percentages are based upon the age of the Insured. The applicable corridor percentage decreases from 250% at age 40 or less to 100% at age 100 or above.

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Since the cost of insurance charge is based upon the net amount at risk, it generally is less under a Policy with an Option 1 Death Benefit than one with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Policy Value tends to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 increases or decreases directly with changes in Policy Value. Thus, for a given Premium and Face Amount, you may prefer Option 1 if you are more interested in the possibility of increasing your Policy Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase total Death Benefits.
Example of Applicable Corridor Percentage. The corridor percentages are set so as to seek to ensure that the Policies qualify for favorable federal income tax treatment. An increase in Policy Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Policy Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount). For example, if in the example below the Policy Owner paid a Net Premium of $40,000 and the Policy Value increased to $48,000 and then decreased to $34,000, the changes in Policy Value would have the following effects on the Death Benefit:

EXAMPLES	A	B
Face Amount	$100,000	$100,000
Death Benefit Option	1	1
Insured’s Attained Age	45	45
Policy Value on Date of Death	$48,000	$34,000
Applicable Corridor Percentage	215%	215%
Death Benefit	$103,200	$100,000

In Example A, the Death Benefit equals $103,200, i.e., the greater of $100,000 (the Face Amount) and $103,200 (the Policy Value at the Date of Death of $48,000, multiplied by the corridor percentage of 215%). This amount, less any Policy Debt and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.
In Example B, the Death Benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $73,100 (the Policy Value of $34,000 multiplied by the corridor percentage of 215%).
Change to Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by writing to us at the address given on the first page of this Prospectus. If you ask to change from Option 2 to Option 1, we increase the Face Amount of your Policy by the amount of the Policy Value. If you ask to change from Option 1 to Option 2, we decrease the Face Amount of your Policy by the amount of the Policy Value. The change takes effect on the Monthly Activity Day on or immediately following the day we receive your written request. We do not currently require you to prove insurability for a Death Benefit Option change. In addition, changes to the death benefit option may have tax consequences.
Change to Face Amount. You may change the Face Amount after the first Policy Year. You may request the change by writing to us at the address shown on the first page of this Prospectus. You should be aware that a change in the Face Amount changes the net amount at risk and, therefore, changes the cost of insurance charges on your Policy. The change will take effect on the Monthly Activity Day after we approve the request. We do not permit a Face Amount change if the Policy is in the Grace Period.
If you request a decrease in Face Amount, we first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the coverage under the original application. We do not permit a decrease in the Face Amount of your Policy if afterward the Face Amount remaining in force would be less than $100,000. A decrease in the Face Amount affects the Safety Net Premium, if applicable. A Face Amount decrease will not be subject to a partial withdrawal fee, even if the reduction triggers a mandatory withdrawal of funds from this Policy.
To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence that the Insured is insurable. We do not permit any increase in Face Amount after the Insured’s 80th birthday. The minimum amount of a Face Amount increase is $10,000. You may not increase the Face Amount of your Policy more often than once every twelve months.
You should be aware that an increase in the Face Amount of your Policy affects the cost of insurance charges applicable to your Policy. As noted above, we deduct a larger amount of cost of insurance charges, because an increase in the Face

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Amount also increases the net amount at risk under your Policy. We will not approve a request for a Face Amount increase if the Net Surrender Value is too small to pay the Monthly Deduction for the Policy Month following the increase. As described in “Surrender Charge” on page 33 of this Prospectus, if you increase the Face Amount of your Policy, your maximum surrender charge also increases. Finally, increases in the Face Amount of your Policy also increase the Safety Net Premium amount. Modifying the Policy’s Face Amount may have tax ramifications. For additional information, please see “Federal Taxes” on page 35.
Limit on Right to Contest. We may not contest the insurance coverage under the Policy after the Policy has been in force for two years while the Insured is alive. If the Policy has lapsed and been reinstated, we may not contest the reinstatement after two years from the date of the reinstatement while the Insured is alive. We may not contest any increase in the Face Amount of the Policy after the increase has been in effect for two years while the Insured is alive.
Suicide. If the Insured commits suicide while sane or kills him or herself while insane within two years of the Issue Date or within two years of any increase in the Face Amount, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay an amount equal to the Policy Value less any Policy Debt and the Policy will stop. If within two years of the effective date of any increase in the Face Amount the Insured commits suicide while sane or kills him or herself while insane, we will pay a Death Benefit for the increase equal to the total cost of insurance charges.
Misstatement as to Age and Sex. If the age or sex of the Insured is incorrectly stated in the application, we will adjust the Death Benefit appropriately as specified in the Policy.

Optional Benefits Available Under the Policy
General. In addition to the standard death benefits associated with the Policy, other optional benefits may also be available to you. If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.
You may ask to add one or more riders to your Policy to provide additional optional insurance benefits. We require evidence of insurability before we issue a rider to you. except for Accelerated Death Benefit - Terminal Illness and Accelerated Death Benefit - Chronic Illness. We deduct the cost of any riders as part of the Monthly Deduction. Adding a Rider may also increase the Safety Net Premium amount for your Policy. The riders we currently offer are described below. All of these riders may be added to your Policy at any time except the Guaranteed Insurability Rider and the Overloan Protection Rider, which are only available at Policy issue. All of these riders may not be available in all states, as noted in the table below. In our discretion, we may offer additional riders or stop offering a rider.
All riders can be concurrently elected. Riders requiring an additional cost will reduce your Policy Value due to the cost of the Rider.
The following table summarize information about those optional benefits. Information about the Rider Charge associated with each optional benefit is included in the Fee Table.

Name of Benefit	Purpose	Is the Benefit Standard or Optional?	Brief Description of Restrictions or Limitations
Children’s Level Term Rider	Provides for level term insurance on the Insured’s children If the Insured dies while the rider is in effect, we convert the coverage on each child to paid-up term insurance that remains in force until the child reaches age 25. The rider may be exchanged for a new term policy on the earlier of each child’s 25th birthday, or the Insured’s age 65. We do not require evidence of insurability to exchange the rider.	Optional	We provide coverage until the earlier of the child’s 25th birthday or the Insured’s age 65. We pay the Death Benefit to the person designated by you.

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Accidental Death Benefit Rider	Provide additional insurance if the Insured dies from accidental bodily injury.	Optional	This rider ends when one of the following occurs: (1) the Policy terminates; (2) the next Policy Anniversary after the Insured’s 70th birthday; or (3) you ask to end the rider.
Continuation of Payment Rider	Under this rider, we contribute a monthly amount to the Policy Value if the Insured becomes totally disabled as defined in the rider.	Optional	This rider ends when one of the following occurs: (1) the Policy terminates; (2) the Insured reaches age 60; or (3) you ask to end the rider
Guaranteed Insurability Rider	This rider provides the option to increase the Face Amount of the Policy on the Policy anniversaries following the attainment of certain Insured’s ages without proof of insurability. Unscheduled increases are allowed in lieu of the attained age increase options at the following life events: birth, marriage and adoption.	Optional
Only available at Policy issue ages 38 and younger.

Election of an unscheduled increase due to life event results in forfeiting the next scheduled increase. The option to increase the Face Amount as of any particular option date will, if not exercised, expire at the end of the period during which such option was available.

Accelerated Death Benefit Rider, Terminal Illness
Provides for an advance of a portion of the Death Benefit if the Insured is diagnosed with a terminal illness and satisfactory proof of the terminal illness is provided to us. You may add this rider after your Policy is issued if the rider is available in your state. There is no additional cost for this rider.

Optional
A terminal illness is a medical condition that, notwithstanding medical care, will result in death within twelve months, or as otherwise provided by applicable state law.

The maximum accelerated death benefit you may receive is less than the Death Benefit and capped and subject to discounting, fees, required unpaid Premiums and any outstanding charges.

If your Policy was issued in connection with a Qualified Plan, we may not be able to offer you some of the benefits provided by these riders.

Accelerated Death Benefit Rider, Chronic Illness	Provides for an acceleration of a portion of the Death Benefit if the Insured has been certified as a chronically ill	Optional
This rider is not available in California, Connecticut and Florida.

Chronic illness must be certified by a licensed professional as follows:

The Insured is:
a. Permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living for a period of at least 90 consecutive days due to loss of functional capacity; or
b. Requiring substantial supervision to protect such individual from threats to health and safety due to permanent severe cognitive impairment.

The maximum accelerated death benefit you may receive is less than the Death Benefit and capped and subject to discounting, fees, required unpaid Premiums and any outstanding charges.

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Overloan Protection Rider	Guarantees the Policy will not lapse due to Policy loans exceeding the Surrender Value. Once the overloan protection benefit has been exercised, the Death Benefit will be the greater of: the Face Amount immediately before exercise; the Policy Value multiplied by the applicable corridor percentage; or 101% of the greater of the Policy Value or Policy Debt. No additional monthly charges are deducted from your Policy.	Standard
Only available at Policy issue.

No additional premiums, withdrawals or loans are permitted.

There is a one-time charge of 4.5% of the Policy Value upon election.

The rider benefit is only available if the following conditions are met:

1) the Policy has been in force for at least 15 policy years;
2) the Insured has attained age 75;
3) the Death Benefit option for the Policy must be Option 1;
4) the Policy Debt is greater than the Face Amount;
5) the Policy Debt has accumulated to at least 90% of the Surrender Value;
6) the sum of all partial withdrawals must be at least equal to the sum of all Premiums paid;
7) the Policy must not be a modified endowment contract (MEC) as defined by federal tax laws, and exercising the rider must not cause the Policy to become a MEC; and
8) the Policy Debt is no more than 99.9% of the Surrender Value after the overloan protection election charge has been deducted from the Policy Value.

Settlement Options
We pay the surrender proceeds or Death Benefit proceeds under the Policy in a one sum or under one of the Settlement options that we then offer. The one sum payment may be paid in a single payment or deposited to an interest-bearing account, if available. You may request a Settlement option by notifying us in writing at the address given on the first page of this Prospectus. We transfer to our Fixed Account any amount placed under a Settlement option, which will not be affected thereafter by the investment performance of the Separate Account. We do not permit surrenders or partial withdrawals after payment under a settlement option commences.
The amount applied to a Settlement option must include at least $5,000 of Policy Value and result in installment payments of not less than $50. When the proceeds are payable, we inform you concerning the rate of interest we credit to funds left with us. We guarantee that the rate of interest used to calculate the monthly benefit will not be less than an effective annual rate of 1%. We may pay interest in excess of the guaranteed rate.
We currently offer the three Settlement options described below:
Fixed Payments. We pay a selected monthly income until the proceeds, and any interest credits, are exhausted. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period.
Life Income Guaranteed Period Certain. We pay the proceeds in a monthly income for the longer of the payee’s life or the selected guarantee period of between five and twenty years. We make monthly payments for at least as long as the guarantee period selected. If the payee dies before the end of the guarantee period, we continue payments to a successor payee until the end of the guarantee period. If the payee dies after the end of the guarantee period, we stop payments when the payee dies. This Settlement option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.

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Life Income. We pay the proceeds in a monthly income for as long as the payee lives. We stop payments when the payee dies. It is possible for the payee to receive only one payment under this option, if the payee dies before the second payment is due. This Settlement option is not available if settlement is to a non-natural Owner or non-natural Beneficiary.
In addition, we may agree to other Settlement option plans. Write or call us to obtain information about them.
You may request that the proceeds of the Policy be paid under a Settlement option by submitting a request to us in writing before the death of the Insured. If at the time of the Insured’s death, no Settlement option is in effect, the Beneficiary may choose a Settlement option after the Death Benefit is payable and before it is paid. If you change the Beneficiary, the existing choice of Settlement option becomes invalid and you may either notify us that you wish to continue the pre-existing choice of Settlement option or select a new one.

Making Withdrawals: Accessing the Money in Your Policy
Surrender. While your Policy is in force, you may surrender the Policy. Your Policy and all riders terminate on the day we receive your written request, or the surrender effective date requested by you, whichever is later. The Net Surrender Value equals the Policy Value, minus the surrender charge, minus any Policy Debt. Upon surrender, we pay you the Net Surrender Value determined as of the day we receive your written request. We ordinarily pay you the Net Surrender Value of the Policy within seven days of our receiving your complete written request or on the effective surrender date you request, whichever is later. The Policy cannot be reinstated once it is surrendered. You may receive the surrender proceeds in a single payment or under any of the settlement options we offer. See “Settlement Options” above for additional information.
The following is an example of the calculation of the Net Surrender Value for a Policy surrendered the first Policy Year:

Example (45-Year Old Non-Smoking Male):
Face Account =	$100,000
Annual Premium =	$4,700
Policy Value =	$4,300
Surrender Charge =	$2,088
Net Surrender Value =	$2,212
Partial Withdrawal. While the Policy is in force, you may receive a portion of the Net Surrender Value by making a partial withdrawal from your Policy. The minimum partial withdrawal amount is $250. You may not withdraw an amount that would reduce the Face Amount below $25,000. After a partial withdrawal, the Net Surrender Value must be at least $500. We deduct a partial withdrawal service fee of the lesser of 2% of the amount withdrawn, or $25, from the remaining Policy Value for a partial withdrawal.
We subtract the amount withdrawn from your Policy Value. You may specify how much of your partial withdrawal you wish taken from each Sub-Account or from the Fixed Account. You may not withdraw from the Fixed Account more than the total withdrawal amount times the ratio of the Fixed Account to your total Policy Value immediately before the withdrawal.
You must request the partial withdrawal in writing. Your request is effective on the date received. Before we pay any partial withdrawal, you must provide us with a completed withholding form. A partial withdrawal will decrease cumulative premiums paid into your Policy. Riders do not impact the ability to take partial withdrawals.
Effect on Face Amount. If you have selected Death Benefit Option 1, a partial withdrawal reduces the Face Amount of your Policy as well as the Policy Value. We reduce the Face Amount by the amount of the partial withdrawal. The Face Amount after a partial withdrawal may not be less than $25,000. If you have previously increased the Face Amount of your Policy, your partial withdrawals first reduce the Face Amount of the most recent increase, then the most recent increases successively, then the coverage under the original Policy.
Under Option 2, a reduction in Policy Value as a result of a partial withdrawal typically results in a dollar for dollar reduction in the Death Benefit proceeds payable under the Policy.
The following are examples of calculations as discussed above using a 45-Year Old Non-Smoking Male insured. The initial surrender charge is shown above as $2,088 and full calculation details can be found on Page 33, “Charges and Deductions - Surrender Charge”. The maximum withdrawal allowable is the Net Surrender Value minus $500. The Net

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Surrender Value is calculated as the Policy Value minus the surrender charge. After the withdrawal, the Policy Value is reduced by the requested withdrawal amount and the $25 withdrawal fee.

Example 1 (45-Year Old Non-Smoking Male):
Death Benefit Option 1, Partial Withdrawal in Policy Year 2
Prior to Partial Withdrawal
Policy Value	$8,600
Surrender Charge	$1,942
Net Surrender Value	$6,658
Maximum Withdrawal Allowable	$6,158
Face Amount	$100,000
Death Benefit	$100,000
Partial Withdrawal Requested	$2,000

After Partial Withdrawal
Policy Value	$6,575
Surrender Charge	$1,942
Net Surrender Value	$4,633
Face Amount	$98,000
Death Benefit	$98,000
For this example, the withdrawal is assumed to occur in Year 2. The Year 2 surrender charge is calculated as 93% of the Year 1 surrender charge shown above. This is $2,088 * 0.93 = $1,942. The maximum withdrawal allowable is $6,658 - 500 = $6,158. The withdrawal assumed to be taken is less than the maximum. After the withdrawal, the Policy Value is reduced by the withdrawal and withdrawal fee and calculated as $8,600 - 2000 - 25 = $6,575. The Net Surrender Value after the withdrawal is calculated as $6,575 - 1,942 = $4,633. The $100,000 Death Benefit also is reduced by the $2,000 withdrawal and after the withdrawal it is $98,000.

Example 2 (45-Year Old Non-Smoking Male):
Death Benefit Option 2, Partial Withdrawal in Policy Year 2
Prior to Partial Withdrawal
Policy Value	$8,600
Surrender Charge	$1,942
Net Surrender Value	$6,658
Maximum Withdrawal Allowable	$6,158
Face Amount	$100,000
Death Benefit	$108,600
Partial Withdrawal	$2,000

After Partial Withdrawal
Policy Value	$6,575
Surrender Charge	$1,942
Net Surrender Value	$4,633
Face Amount	$100,000
Death Benefit	$106,575

For this example, the calculations for the Policy Value and Net Surrender Value after the withdrawal are the same as Example 1. This example assumes the Policy is Death Benefit Option 2. The Face Amount for a Death Benefit Option 2 Policy is not reduced by the withdrawal but because the Policy Value is reduced by the withdrawal the resulting Death Benefit is reduced.

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Example 3 (45-Year Old Non-Smoking Male):
Death Benefit Option 1, Partial Withdrawal in Policy Year 3
Initial Face Amount	$100,000
Increase in Year 2 Face Amount	$200,000
Total Policy Year 3 Face Amount	$300,000

Prior to Partial Withdrawal
Policy Value	$12,700
Surrender Charge	$5,814
Net Surrender Value	$6,886
Maximum Withdrawal Allowable	$6,386
Death Benefit	$300,000
Partial Withdrawal	$2,000

After Partial Withdrawal
Policy Value	$10,675
Surrender Charge	$5,814
Net Surrender Value	$4,861
Initial Face Amount	$100,000
Increase Face Amount	$198,000
Total Face Amount	$298,000
Death Benefit	$298,000
This example assumes there was a face increase in year 2 and a withdrawal in year 3. The Year 3 surrender charge is made up of the initial surrender charge plus the additional surrender charge for the face increase. The Year 3 surrender charge is calculated as 87% of the initial Year 1 surrender charge shown above. This is $2,088 * 0.87 = $1,817. The additional surrender charge due to the face increase is based on an attained age factor per $1000 of 21.49 and a durational factor of 93%, 21.49 *200 *0.93 = $3,997. The total Year 3 surrender charge is the sum of those two, or $1,817 + 3,997 = $5,814. After the withdrawal, the Policy Value is reduced by the withdrawal of $2,000 and also by the $25 withdrawal fee and calculated as $12,700 - 2000 - 25 = $10,675. The Net Surrender Value after the withdrawal is calculated as $10,675 - 5,814 = $4,861. The most recent Face Amount increase of $200,000 is reduced by the $2,000 withdrawal and after the withdrawal it is $198,000. The total Face Amount is $298,000.
Effect on Rider Benefits. A partial withdrawal will decrease cumulative premiums paid into your Policy. Riders do not impact the ability to take partial withdrawals.
Tax Consequences. The tax consequences of partial withdrawals are discussed in “Federal Taxes” below.

Policy Loans
General. While the Policy is in force, you may borrow money from us using the Policy as the only security for your loan. Loans have priority over the claims of any assignee or any other person. The maximum amount available for policy loans is 75% of the Surrender Value of your Policy at the end of the Valuation Period in which we receive your loan request so long as the Net Surrender Value after the loan is taken is sufficient to cover the most recent total monthly deduction times 3. Outstanding policy loans and loan interest reduce the amount you may request. Taking a loan from your Policy may increase the risk that your Policy will lapse, may prevent you from satisfying the Safety Net cumulative premium requirements, will reduce your Net Policy Value and will reduce the Death Proceeds. Other restrictions may apply if your Policy was issued in connection with a Qualified Plan. In addition, if you have named an irrevocable Beneficiary, you must also obtain his or her written consent before we make a policy loan to you.
We ordinarily disburse your loan to you within seven days after we receive your loan request at our home office. We may, however, postpone payment in the circumstances described above in “Policy Value — Postponement of Payments.”
When we make a policy loan to you, we transfer to the Loan Account a portion of the Policy Value equal to the loan amount. We also transfer in this manner Policy Value equal to any due and unpaid loan interest. Loan amounts are transferred from the Separate Account and the Fixed Account to the Loan Account in the same allocation percentages as

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specified for premium payments. However, we do not withdraw amounts from the Fixed Account equaling more than the total loan multiplied by the ratio of the Fixed Account to the Policy Value immediately preceding the loan. If this is the case, the transfers from the Separate Account will be increased proportionately based on the premium allocation percentages without the Fixed Account. The amounts allocated to the Loan Account are credited at the Loan Credited Rate of 2.0% for Policies with an application signed prior to August 10, 2020 and 1.0% for Policies with an application signed date on or after August 10, 2020.
Loan Interest. Interest on policy loans accrues daily and is due at the end of each Policy Year. If you do not pay the interest on a policy loan when due, the unpaid interest becomes part of the policy loan and accrues interest at the same rate. In addition, we transfer the difference between the values of the Loan Account and the Policy Debt on a pro-rata basis from the Sub-Accounts and the Fixed Account to the Loan Account.
You may borrow an amount equal to your Policy Value, less all Premiums paid, as a preferred loan. The annual interest rate charged for preferred loans is 2.0% for Policies with an application signed prior to August 10, 2020 and 1.0% for Policies with an application signed date on or after August 10, 2020. A standard loan is the amount that may be borrowed from the sum of Premiums paid. All nonpreferred loans will be treated as a standard loan. The annual interest rate charged for standard loans is currently 3.0% for Policies with an application signed prior to August 10, 2020 and 2.0% for Policies with an application signed date on or after August 10, 2020. As stated above, the amounts allocated to the Loan Account are credited at the Loan Credited Rate of 2.0% for Policies with an application signed prior to August 10, 2020 and 1.0% for Policies with an application signed date on or after August 10, 2020. As a result, preferred loans have a zero net cost while standard loans have a 1.0% net cost.
Upon expiration of the initial surrender charge period of 10 years, all new and existing loans will be treated as preferred loans.
Loan Repayment. While the Policy remains in force, you may repay the policy loan in whole or in part without any penalty at any time while the Insured is living. Your safety net premium guarantee will be in effect as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the sum of monthly Safety Net Premiums on or before the Safety Net Premium guarantee expiry date shown in your Policy. If the Safety Net Premium guarantee is in effect, your Policy will not lapse. If you have a policy loan outstanding, we assume that any payment we receive from you is to be paid in accordance with any payment notice we have provided you. If payment is received other than as provided by a payment notice, the payment will be assumed to be a premium payment. If you designate a payment as a loan repayment or interest payments, your payment is allocated among the Sub-Accounts and the Fixed Account using the same percentages used to allocate Net Premiums. An amount equal to the payment is deducted from the Loan Account.
If the total outstanding loan(s) and loan interest exceeds the Surrender Value of your Policy, and the Safety Net premium guarantee is not in effect, we notify you and any assignee in writing. To keep the Policy in force, we require you to pay a Premium sufficient to keep the Policy in force for at least three more months. If you do not pay us sufficient Premium within the 61-day Grace Period, your Policy lapses and terminates without value. As explained in the section entitled “Lapse and Reinstatement” below, you may subsequently reinstate the Policy by either repayment or reimbursement of any Policy Debt that was outstanding at the end of the Grace Period. If your Policy lapses while a policy loan is outstanding, you may owe taxes or suffer other adverse tax consequences even if you subsequently reinstate the Policy. Please consult a tax advisor for details.
Pre-Existing Loan. If you have a loan with another insurance company, and you are terminating that policy to buy one from us, usually you would repay the old loan during the process of surrendering the old policy. Income taxes on the interest earned may be due. We permit you to carry this old loan over to your new Policy through a Tax Code Section 1035 tax-free exchange. We limit the maximum loaned amount and will only accept a policy that will have a positive net surrender value at the end of the first Policy year. This may require a loan repayment before the exchange is processed. The use of a Section 1035 tax-free exchange may avoid any current income tax liability that would be due if the old loan was extinguished.
Upon expiration of the initial surrender charge period, all new and existing loans will be treated as preferred loans.
Effect on Policy Value. A policy loan, whether or not repaid, has a permanent effect on the Policy Value because the investment results of each Sub-Account and the Fixed Account apply only to the amount remaining in that account. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Policy Value does not increase as rapidly as it would if you had not taken a policy loan. However, if the Sub-Accounts or the Fixed Account or both earn less than that rate, then your Policy Value is greater than it would have been if you had not

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taken a policy loan. The combination of an increasing loan balance, deductions for contract charges and fees, and unfavorable investment performance may cause the Policy to lapse, triggering ordinary income taxation on the outstanding loan balance to the extent it exceeds your cost basis in the Policy. If eligible, you may be able to elect the Overloan Protection Rider, which converts the Policy to a paid-up policy, which would prevent the Policy from lapsing. (See “Overloan Protection Rider” on page 25.) Also, if you do not repay a policy loan, total outstanding Policy Debt is subtracted from the Death Benefit and Surrender Value otherwise payable.

How Your Policy Can Lapse
Lapse. If the Net Surrender Value is less than the Monthly Deduction due on a Monthly Activity Day and the Safety Net Premium is not in effect, your Policy may lapse. Your safety net premium guarantee will be in effect as long as your total Premiums paid (as reduced to reflect withdrawals and Policy Debt) at least equals the sum of monthly Safety Net Premiums on or before the Safety Net Premium guarantee expiry date shown in your Policy. If the Safety Net Premium guarantee is in effect, your Policy will not lapse. We give you a 61-day Grace Period in which to pay an adequate amount of additional Premium to keep the Policy in force after the end of the Grace Period. Additional Premiums may be necessary to assure the safety net premium guarantee remains in force. This additional Premium may be paid during the Grace Period.
At least 30 days (61 days for the District of Columbia) before the end of the Grace Period, we will send you a notice that your Policy will lapse as of a certain date and additional premiums are necessary to keep the Policy in force.
The Policy continues in effect through the Grace Period. If the Insured dies during the Grace Period, we pay a Death Benefit in accordance with your instructions. However, we reduce the proceeds by an amount equal to Monthly Deduction(s) due and unpaid. If you do not pay us the amount shown in the notice before the end of the Grace Period, your Policy ends at the end of the Grace Period.
Effect of Lapse. Your Policy could terminate if the value of your Policy becomes too low to support the Policy’s monthly charges and the Safety Net Premium feature is not in effect. You will then have a 61-day Grace Period to pay additional amounts to prevent your Policy from terminating. If such amounts are not received, your policy will terminate, with no death benefit or any other coverage under your policy. If you have any outstanding policy loans when your Policy lapses, you may have taxable income as a result.
Reinstatement. If the Policy lapses, you may apply for reinstatement by paying to us the reinstatement Premium and any applicable charges required under the Policy. You must request reinstatement within three years of the date the Policy entered a Grace Period. The reinstatement Premium equals an amount sufficient to (1) cover all unpaid Monthly Deductions for the Grace Period, and (2) keep your Policy in force for three months. If a policy loan was outstanding at the time of your Policy’s lapse, you must either repay or reinstate the loan before we reinstate your Policy. In addition, we may require you to provide evidence of insurability satisfactory to us. The Face Amount upon reinstatement cannot exceed the Face Amount of your Policy at its lapse. The Policy Value on the reinstatement date reflects the Policy Value at the time of termination of the Policy plus the Premium paid at the time of reinstatement. All Policy charges continue to be based on your original Issue Date.
The Safety Net will apply upon reinstatement if the Safety Net premium guarantee expiry date has not expired and cumulative premiums received at time of reinstatement exceed the Safety Net premium times the number of months that coverage was in force, plus three additional Safety Net premiums.
You cannot reinstate the Policy once it has been surrendered.

Statements to Policy Owners
We will maintain all records relating to the Separate Account and the Sub-Accounts. Each year we will send you a report showing information concerning your Policy transactions in the past year and the current status of your Policy. The report will include information such as the Policy Value as of the end of the current and the prior year, the current Death Benefit, Surrender Value, Policy Debt, partial withdrawals, earnings, Premiums paid, and deductions made since the last annual report. We will also include any information required by state law or regulation. If you ask us, we will send you an additional report at any time. We may charge you up to $25 for this extra report. We will tell you the current charge before we send you the report.

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In addition, we will send you the reports required by the 1940 Act. We will mail you confirmation notices or other appropriate notices of Policy transactions quarterly or more frequently if required by law. You should therefore give us prompt written notice of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly with any questions.

Federal Taxes
Introduction. The following discussion is general and is not intended as tax advice. Allstate Assurance Company makes no guarantee regarding the tax treatment of any Policy or transaction involving a Policy. Federal, state, local and other tax consequences of ownership or purchase of a life insurance policy depend upon your circumstances. Our general discussion of the tax treatment of this Policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this Policy cannot be made in the Prospectus. For detailed information, you should consult with a qualified tax advisor familiar with your situation. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a qualified tax advisor.
Taxation of the Company and the Separate Account. Allstate Assurance Company is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The Separate Account is not an entity separate from Allstate Assurance Company and its operations form a part of Allstate Assurance Company. Therefore, the Separate Account is not taxed separately as a “Regulated Investment Company” under Subchapter M of the Tax Code. Investment income and realized capital gains are automatically applied to increase reserves under the Policies to the extent permitted by federal tax law. Under current federal tax law, Allstate Assurance Company believes that the Separate Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Policies. Generally, reserves are amounts that Allstate Assurance Company is legally required to accumulate and maintain in order to meet future obligations under the Policies. Allstate Assurance Company does not anticipate that it will incur any federal income tax liability attributable to the Separate Account. Therefore, we do not intend to make provisions for any such taxes. If we incur tax associated with a Separate Account, then we may impose a charge against the Separate Account in order to make provisions for any such taxes.
Taxation of Policy Benefits. In order to qualify as a life insurance policy for federal income tax purposes, the policy must meet the definition of a life insurance policy set forth in Section 7702 of the Tax Code. Section 7702 limits the amount of premiums that may be invested in a policy that qualifies as life insurance. The Policy is structured to meet the Section 7702 definition of a life insurance policy. This means that the Death Benefit is generally excluded from the Beneficiary’s gross income under Section 101(a) of the Tax Code and you are generally not taxed on increases in the Policy Value until a distribution occurs.
If the Death Benefit is not received in one sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the Death Benefit, which will generally be excludable from the Beneficiary’s income, and amounts attributable to earnings on that income (occurring after the Insured’s death), which will be includable in the Beneficiary’s income.
If a Policy fails to qualify as life insurance under Section 7702, the Policy will not provide any of the tax advantages normally provided by life insurance. Allstate Assurance Company has the right to amend the Policies to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service.
If you surrender the Policy, you are subject to income tax on the portion of the distribution that exceeds the investment in the contract. The investment in the contract is the gross Premium paid for the Policy minus any amounts previously received from the Policy if such amounts were properly excluded from your gross income. If your Policy is not a Modified Endowment Contract, policy loans are not treated as taxable distributions. Interest paid on a Policy loan is generally not deductible. You are generally taxed on partial withdrawals to the extent the amount distributed exceeds the investment in the contract. In certain situations, partial withdrawals or reduction in benefits during the first fifteen years of the Policy may result in a taxable distribution before the investment in the contract is recovered even if the policy is not a Modified Endowment Contract. Withdrawals and loans from Modified Endowment Contracts are subject to less favorable tax treatment. Loans, if not repaid, and withdrawals reduce the contract’s death benefit and cash value. For an additional discussion of Modified Endowment Contracts, please see “Federal Taxes - Modified Endowment Contracts” on page 37.
If you are Owner and Insured under the Policy, the Death Benefit will be included in your gross estate for federal estate tax purposes. Even if the Insured is not the Owner but retains incidents of ownership in the Policy, the Death Benefit will also be included in the Insured’s gross estate. Examples of incidents of ownership include the right to:

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•Change beneficiaries,
•Assign the Policy,
•Revoke an assignment,
•Pledge the Policy; or
•Obtain a Policy loan.
If you are Owner and Insured under the Policy, and you transfer all incidents of ownership in the Policy, the Death Benefit will be included in your gross estate if you die within three years from the date of the ownership transfer. State and local estate and inheritance taxes may also apply. In addition, certain transfers of the Policy or Death Benefit, either during life or at death, to individuals two or more generations below the transferor may be subject to the federal generation skipping transfer tax. This rule also applies if the transfer is to a trust for the benefit of individuals two or more generations below the transferor.
The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. If you are contemplating the use of a Policy in any of these arrangements, you should consult a qualified tax advisor regarding the tax attributes of the particular arrangement. We no longer sell life insurance contracts to corporate and self-employed tax-qualified retirement pension and profit sharing plans subject to Section 401.
Employer Owned Life Insurance (a.k.a. “COLI”). The Pension Reform Act, enacted in 2006, includes provisions affecting the taxation of Death Benefits paid from policies owned by “Employers.” Although these policies are commonly referred to as Corporate Owned Life Insurance (“COLI”), the term “Employer” includes any person or non-natural entity such as a partnership, LLC, or corporation, which is engaged in a trade or business. The term Employer also includes a person or entity related to the policyholder under the attribution rules of Tax Code sections 267(b) or 707(b)(1), and any person or entity engaged in a trade or business which is under common control with the policyholder.
Generally, for contracts issued to employers after August 17, 2008, the portion of the Death Benefit in excess of the premiums or other amounts the employer paid for the policy will be treated as income unless:
•the insured was an employee within 12 months of death;
•proceeds are paid to the insured's beneficiary;
•proceeds are used to buy back any equity interest owned by the insured at the time of death; or
•the insured was a “highly compensated employee” or “highly compensated individual.”
For purposes of the COLI rules, “highly compensated employees” are:
•more than 5% owners;
•directors; and
•anyone else in the top 35% of employees ranked by pay.
“Highly compensated individuals” are individuals who are:
•more than 10% owners;
•one of the five highest paid officers; or
•among the highest paid 35% of all employees.
The COLI provision also includes notice and consent requirements, and reporting requirements.
Modified Endowment Contracts. A life insurance policy is treated as a “Modified Endowment Contract” under Section 7702A of the Tax Code if it meets the definition of life insurance in Section 7702, but fails the “seven-pay” test of Section 7702A. The seven-pay test limits the amount of premiums that can be paid into the contract before the Policy will become a Modified Endowment Contract. We will not accept any Premiums that cause the Policy to become a Modified Endowment Contract unless we receive from you a written acknowledgment that the Policy will become a Modified Endowment Contract. An exchange under Section 1035 of the Tax Code of a life insurance policy that is not a Modified Endowment Contract will not cause the new policy to be a Modified Endowment Contract if no additional premiums are paid. An exchange under Section 1035 of the Code of a life insurance policy that is a Modified Endowment Contract for a new life insurance policy will always cause the new policy to be a Modified Endowment Contract.

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If your Policy is not issued as a Modified Endowment Contract, it can become a Modified Endowment Contract under certain circumstances. If your Policy is materially changed at any time, your policy must be tested to determine whether it has become a Modified Endowment Contract. A material change includes certain increases in the policy’s death benefit and the addition or increase of certain riders, rate class changes, and certain changes to Death Benefit Options. Your Policy will be treated as though it were a new contract on the day the material change takes effect, a new seven-pay limit will be calculated, and a new seven-pay period will begin. Additionally, if the benefits provided by your Policy are reduced or certain changes to Death Benefit Options occur during the first 7 years of the policy or during a “seven-pay period”, the seven-pay test will be applied as though the policy were initially issued with the reduced benefits. If the cumulative premiums paid into the Policy prior to the reduction in benefits are in excess of the seven-pay limit for the reduced benefit, then your policy will become a Modified Endowment Contract.
If a contract is classified as a Modified Endowment Contract, the Death Benefit will still qualify for the exclusion from gross income, and increases in Policy value are not subject to current taxation unless withdrawn or otherwise accessed. If you receive any amount as a Policy loan (including unpaid interest that is added to the loan balance) from a Modified Endowment Contract, or assign or pledge any part of the value of the Policy, such amount is treated as a distribution. Withdrawals and distributions made from a Modified Endowment Contract before the Insured’s death are treated as taxable income first, then as recovery of the investment in the contract. The taxable portion of any distribution from a Modified Endowment Contract is subject to an additional 10% penalty tax, except as follows:
•distributions made on or after the date on which the taxpayer attains age 59½;
•distributions attributable to the taxpayer’s becoming disabled (within the meaning of Section 72(m)(7) of the Tax Code); or
•any distribution that is part of a series of substantially equal periodic payments (paid not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his or her beneficiary.
All Modified Endowment Contracts that are issued within any calendar year to the same owner by one company or its affiliates shall be treated as one Modified Endowment Contract in determining the taxable portion of any distributions from any of the contracts required to be aggregated.
Income Tax Withholding. Generally, Allstate Assurance Company is required to withhold federal income tax at a rate of 10% from taxable distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.
Generally, code Section 1441 provides that Allstate Assurance Company, as a withholding agent, must withhold 30% of the taxable amounts paid to a non-resident alien not subject to FATCA. Certain payees may be subject to the Foreign Accounts Tax Compliance Act ("FATCA") which would require 30% mandatory withholding for certain entities. Please see your personal tax advisor for additional information regarding FATCA. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8 to certify the owners’ foreign status. Withholding on taxable distributions may be reduced or eliminated if covered by an income tax treaty between the United States and the non-resident alien’s country of residence. The United States does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for taxable life insurance distributions.
Diversification Requirements. For a Policy to qualify as a variable life insurance policy for federal tax purposes, the investments in the Separate Account must be “adequately diversified” consistent with standards under Treasury Department regulations. If the investments in the Separate Account are not adequately diversified, the Policy will not be treated as a variable life insurance policy for federal income tax purposes. As a result, you will be taxed on the excess of the Policy Value over the investment in the contract. Although Allstate Assurance Company does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.
Ownership Treatment. The IRS has stated that you will be considered the owner of Separate Account assets if you possess incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the Separate Account investments may cause a policy owner to be treated as the owner of the Separate Account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct Sub-Account investments without being treated as owners of the underlying assets of the Separate Account.

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Your rights under the Policy are different than those described by the IRS in private and public rulings in which it found that policy owners were not owners of separate account assets. For example, if your Policy offers more than twenty (20) investment alternatives you have the choice to allocate premiums and policy values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in your being treated as the owner of the Separate Account. If this occurs, income and gain from the Separate Account assets would be includible in your gross income. Allstate Assurance Company does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Policy. We reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Separate Account. However, we make no guarantee that such modification to the Policy will be successful.
Generation-Skipping Transfer Tax. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.
Under certain circumstances, the Tax Code may impose a generation-skipping transfer (“GST”) tax when all or part of a life policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Tax Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Reportable Policy Sale and Transfers of Ownership to Foreign Owners. The Tax Cuts and Jobs Act of 2017 included additional reporting requirements for any reportable policy sale occurring after December 31, 2017. A Reportable Policy Sale occurs when a person (buyer) acquires, directly or indirectly, a life insurance contract or any interest in such a contract with no substantial family, business, or financial relationship with the insured. The buyer is required to provide us with information related to the reportable policy sale to ensure proper reporting on an IRS Form 1099-LS. Upon notification of a reportable policy sale, we have an information reporting obligation to file an IRS Form 1099-SB including the seller’s investment in the life policy and the surrender value of the life insurance policy as of the date of sale. The Tax Cuts and Jobs Act of 2017 also modified the transfer for value rules. The potential application of these requirements underscores the importance of seeking guidance from a qualified advisor before entering into a reportable policy sale. At time of death claim, the death benefits from these life insurance policies that are identified as Reportable Policy Sale contracts are required to be reported on an IRS Form 1099R as a Reportable Death Benefit under Section 6050Y. A Transfer of Ownership to a Foreign Owner requires us to file an IRS Form 1099-SB with the transferor’s investment in the life policy and the surrender value of the life insurance policy as of the date of transfer. A Foreign Owner is a person or entity that cannot provide us an IRS Form W-9 certifying they are a US citizen or resident alien. We require an original IRS Form W-8 to certify the owner’s foreign status.
Medicare Tax on Investment Income. The Patient Protection and Affordable Care Act, enacted in 2010, included a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,500 for trusts. The taxable portion of payments received under the contract will be considered investment income for purposes of this surtax. You should consult a tax advisor about the impact of this tax on distributions from the Policy.

Legal Proceedings
There are no pending material legal proceedings to which the Separate Account or principal underwriter is a party. Allstate Assurance Company is engaged in routine lawsuits, which, in our management’s judgment, are not of material importance to its respective total assets or material with respect to the Separate Account.

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Legal Matters
All matters of Illinois law pertaining to the Policy, including the validity of the Policy and our right to issue the Policy under Illinois law, have been passed upon by Angela K. Fontana, Vice President, General Counsel and Secretary of Allstate Assurance Company.

Financial Statements
The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2020, and the related statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two year period ended December 31, 2020 appear in the pages that follow. The statutory-basis financial statements of Allstate Assurance Company as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the accompanying Independent Auditors’ Report appear in the Statement of Additional Information.

Where You Can Find More Information
You can call us at 1-800-865-5237 to ask us questions, to request information about the Policy, and to obtain copies of the Statement of Additional Information, personalized illustrations or other documents. You also can write to us at the address given on the first page of this Prospectus.
We file reports and other information with the SEC. You may read and copy any document we file with the SEC, including the SAI, at the SEC’s public reference room in Washington, DC. Please call the SEC at 1-800-SEC-0330 for information on the operation of the public reference room.
Our SEC reports and other information about us are also available to the public at the SEC’s web site at sec.gov. Copies of any of the information filed with the SEC may be obtained upon payment of a duplicating fee by writing the SEC’s Public Reference Section, 100 F Street NE, Room 1580, Washington, DC 20549-0102.

PROSPECTUS

Appendix A: Illustration of Policy Values, Death Benefits, and Net Surrender Values
The following tables illustrate how the Policy Values, Net Surrender Values and Death Benefits of a Policy change with the investment experience of the Portfolios. The tables show how the Policy Values, Net Surrender Values and Death Benefits issued to an Insured of a given age and underwriting risk classification who pays the specified annual Premium would vary over time if the investment return on the assets held in the underlying Portfolio(s) was a uniform, gross, after-tax annual rate of 0%, 6% or 12%. The tables on page 41 illustrate a Policy issued to a male, age 45, $120,000 Face Amount, under a standard nonsmoker risk classification and Death Benefit Option 1.
The illustrations assume an annual payment of $1,825.00. The Safety Net Premium (see Safety Net Premium, page 13) for the illustrated Policy is $1,484.40. Payment of the Safety Net Premium or more each year would guarantee Death Benefit coverage for ten years, regardless of investment performance, assuming no loans or withdrawals are taken.
The illustration on page 40 assumes current charges and cost of insurance rates, while the illustration on page 41 assumes maximum guaranteed charges and cost of insurance rates (based on the 2017 Commissioners Standard Ordinary Mortality Table).
The amounts shown for the Death Benefit, Policy Value and Net Surrender Value reflect the fact that the net investment return of the Sub-Accounts is lower than the gross, after-tax return on the assets held in the Portfolios and charges levied against the Sub-Accounts. The values shown take into account the arithmetic average of total annual operating expenses (expenses that are deducted from Portfolio assets, which may include management fees, distribution and/or service (12b-1) fees, and other expenses) of 0.71%. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursement or fee waivers, which are terminable by the Portfolios and/or their investment advisors as described in the Prospectus under Fee Table and in the Prospectuses for the Portfolios. Also reflected is our monthly charge to the Policy Value for assuming mortality and expense risks. The current monthly charge for the first ten Policy Years is a rate of 0.58% of the average net assets of the Sub-Accounts, and a charge of 0.24% of average daily net assets thereafter. The illustrations also reflect the deduction from Premiums for a premium expense charge of 6.00%, the monthly policy fee of $11.00, and the monthly administrative expense fee of $17.20. The monthly policy fee is guaranteed not to exceed $15.00 per month. The amount of the administrative expense fee will vary with Policy Face Amount. After deduction of average fund expenses, the illustrated gross annual investment rates of return of 0%, 6%, and 12%, “Assuming Current Costs” correspond to approximate net annual rates of -0.71%, 5.29%, and 11.29%, respectively. The illustrated gross annual investment rates of return of 0%, 6%, and 12%, “Assuming Guaranteed Costs” correspond to approximate net annual rates of return of -0.71%, 5.29%, and 11.29%, respectively.
The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account, since we are not currently making this charge. However, this charge may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charge in order to produce the Death Benefits, Policy Values, and Net Surrender Values illustrated (see “Federal Taxes,” page 35.)
The tables illustrate the Policy Values, Net Surrender Values and Death Benefits that would result based upon the hypothetical investment rates of return if Premiums are paid as indicated, if all net Premiums are allocated to the Separate Account, and if no Policy loans are taken. The tables also assume that you have not requested an increase or decrease in the Face Amount of the Policy and that no partial surrenders or transfers have been made.
Upon request, we will provide a comparable illustration based upon the proposed Insured’s actual age, sex and underwriting classification, the Face Amount, Death Benefit option, the proposed amount and frequency of Premiums paid and any available riders requested.

PROSPECTUS

ALLSTATE ASSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS

Male Issue Age 45
Face Amount $120,000	Standard Nonsmoker Class
$1,825 Annual Premium	Death Benefit Option: 1

Current Cost of Insurance Rates Death Benefit Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross -0.71% Net	6% Gross 5.29% Net	12% Gross 11.29% Net
1	120,000	120,000	120,000
2	120,000	120,000	120,000
3	120,000	120,000	120,000
4	120,000	120,000	120,000
5	120,000	120,000	120,000
6	120,000	120,000	120,000
7	120,000	120,000	120,000
8	120,000	120,000	120,000
9	120,000	120,000	120,000
10	120,000	120,000	120,000
15	120,000	120,000	120,000
20 (Age 65)	120,000	120,000	120,000
25 (Age 70)	120,000	120,000	162,257
30 (Age 75)	120,000	120,000	259,787
35 (Age 80)	120,000	120,000	437,174
40 (Age 85)	**	120,000	736,881
45 (Age 90)	**	151,029	1,222,451
50 (Age 95)	**	190,467	1,946,783
55 (Age 100)	**	249,829	3,255,390
60 (Age 105)	**	321,690	5,431,586
65 (Age 110)	**	409,567	9,139,291
70 (Age 115)	**	521,655	15,378,543
75 (Age 120)	**	664,623	25,877,826
76 (Age 121)	**	697,633	28,716,475

PROSPECTUS

Policy Value Assuming Hypothetical Gross and Net Annual Investment Return of				Surrender Value Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross -0.71% Net	6% Gross 5.29% Net	12% Gross 11.29% Net	Policy Year	0% Gross -0.71% Net	6% Gross 5.29% Net	12% Gross 11.29% Net
1	1,136	1,220	1,305	1	0	0	0
2	2,250	2,491	2,742	2	0	160	412
3	3,343	3,813	4,324	3	1,163	1,633	2,144
4	4,412	5,188	6,065	4	2,357	3,133	4,011
5	5,457	6,617	7,982	5	3,528	4,687	6,053
6	6,475	8,099	10,090	6	4,872	6,496	8,486
7	7,461	9,632	12,403	7	6,183	8,354	11,125
8	8,408	11,211	14,940	8	7,456	10,259	13,988
9	9,318	12,840	17,724	9	8,691	12,214	17,097
10	10,189	14,520	20,782	10	9,888	14,219	20,482
15	14,282	24,299	42,280	15	14,282	24,299	42,280
20 (age 65)	17,152	35,945	78,363	20 (age 65)	17,152	35,945	78,363
25 (age 70)	17,892	49,465	139,877	25 (age 70)	17,892	49,465	139,877
30 (age 75)	14,661	64,901	242,792	30 (age 75)	14,661	64,901	242,792
35 (age 80)	4,070	83,787	416,356	35 (age 80)	4,070	83,787	416,356
40 (age 85)	**	108,366	701,792	40 (age 85)	**	108,366	701,792
45 (age 90)	**	143,837	1,164,239	45 (age 90)	**	143,837	1,164,239
50 (age 95)	**	188,581	1,927,508	50 (age 95)	**	188,581	1,927,508
55 (age 100)	**	247,355	3,223,158	55 (age 100)	**	247,355	3,223,158
60 (age 105)	**	321,690	5,431,586	60 (age 105)	**	321,690	5,431,586
65 (age 110)	**	409,567	9,139,291	65 (age 110)	**	409,567	9,139,291
70 (age 115)	**	521,655	15,378,543	70 (age 115)	**	521,655	15,378,543
75 (age 120)	**	664,623	25,877,826	75 (age 120)	**	664,623	25,877,826
76 (age 121)	**	697,633	28,716,475	76 (age 121)	**	697,633	28,716,475

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts. Assumes that no Policy loans or withdrawals have been made. An ** indicates lapse in the absence of additional Premium.
The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios’ rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate Assurance Company or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

PROSPECTUS

ALLSTATE ASSURANCE COMPANY
FLEXIBLE PREMIUM VARIABLE ADJUSTABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS

Male Issue Age 45
Face Amount $120,000	Standard Nonsmoker Class
$1,825 Annual Premium	Death Benefit Option: 1

Guaranteed Cost of Insurance Rates Death Benefit Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross -0.71% Net	6% Gross 5.29% Net	12% Gross 11.29% Net
1	120,000	120,000	120,000
2	120,000	120,000	120,000
3	120,000	120,000	120,000
4	120,000	120,000	120,000
5	120,000	120,000	120,000
6	120,000	120,000	120,000
7	120,000	120,000	120,000
8	120,000	120,000	120,000
9	120,000	120,000	120,000
10	120,000	120,000	120,000
15	120,000	120,000	120,000
20 (age 65)	120,000	120,000	120,000
25 (age 70)	120,000	120,000	150,351
30 (age 75)	120,000	120,000	239,147
35 (age 80)	120,000	120,000	399,681
40 (age 85)	**	120,000	668,608
45 (age 90)	**	120,000	1,096,796
50 (age 95)	**	142,973	1,727,537
55 (age 100)	**	187,978	2,865,163
60 (age 105)	**	241,282	4,741,111
65 (age 110)	**	304,163	7,910,307
70 (age 115)	**	383,698	13,198,740
75 (age 120)	**	484,296	22,023,544
76 (age 121)	**	507,410	24,398,292

PROSPECTUS

Policy Value Assuming Hypothetical Gross and Net Annual Investment Return of				Surrender Value Assuming Hypothetical Gross and Net Annual Investment Return of
Policy Year	0% Gross -0.71% Net	6% Gross 5.29% Net	12% Gross 11.29% Net	Policy Year	0% Gross -0.71% Net	6% Gross 5.29% Net	12% Gross 11.29% Net
1	1,086	1,169	1,252	1	0	0	0
2	2,149	2,383	2,627	2	0	53	297
3	3,190	3,645	4,139	3	1,010	1,465	1,960
4	4,206	4,954	5,801	4	2,152	2,899	3,746
5	5,197	6,312	7,626	5	3,268	4,383	5,696
6	6,161	7,718	9,629	6	4,557	6,115	8,025
7	7,090	9,168	11,823	7	5,812	7,890	10,545
8	7,981	10,659	14,223	8	7,029	9,706	13,271
9	8,833	12,191	16,851	9	8,207	11,565	16,225
10	9,646	13,768	19,732	10	9,346	13,468	19,432
15	13,415	22,864	39,834	15	13,415	22,864	39,834
20 (age 65)	15,933	33,502	73,185	20 (age 65)	15,933	33,502	73,185
25 (age 70)	16,285	45,512	129,613	25 (age 70)	16,285	45,512	129,613
30 (age 75)	12,606	58,569	223,502	30 (age 75)	12,606	58,569	223,502
35 (age 80)	1,427	73,271	380,649	35 (age 80)	1,427	73,271	380,649
40 (age 85)	**	88,908	636,770	40 (age 85)	**	88,908	636,770
45 (age 90)	**	108,126	1,044,567	45 (age 90)	**	108,126	1,044,567
50 (age 95)	**	141,557	1,710,433	50 (age 95)	**	141,557	1,710,433
55 (age 100)	**	186,117	2,836,795	55 (age 100)	**	186,117	2,836,795
60 (age 105)	**	241,282	4,741,111	60 (age 105)	**	241,282	4,741,111
65 (age 110)	**	304,163	7,910,307	65 (age 110)	**	304,163	7,910,307
70 (age 115)	**	383,698	13,198,740	70 (age 115)	**	383,698	13,198,740
75 (age 120)	**	484,296	22,023,544	75 (age 120)	**	484,296	22,023,544
76 (age 121)	**	507,410	24,398,292	76 (age 121)	**	507,410	24,398,292

Assumes the Premium shown is paid at the beginning of each Policy Year. Values would differ if Premiums are paid with a different frequency or in different amounts.
Assumes that no Policy loans or withdrawals have been made. An ** indicates lapse in the absence of additional Premium.
The hypothetical investment rates of return show above and elsewhere in the SAI and the Prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more less than those shown and will depend on a number of factors, including the investment allocations by the Policy Owner and the Portfolios’ rates of return. The Death Benefit, Policy Value and Surrender Value for the Policy would differ from those shown if the actual investment rates of return averaged the rates shown above over a period of years but fluctuated above or below those averages for individual Policy Years. No representation can be made by Allstate Assurance Company or any Portfolio that this assumed investment rate of return can be achieved for any one year or sustained over a period of time.

PROSPECTUS

Appendix B: Portfolio Companies Available Under the Policy
The following is a list of Portfolio Companies available under the Policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at www.accessallstate.com. You can also request this information at no cost by calling 1-800-865-5237 or by sending an email request to serice@allstate.com.
The current expenses and performance information below reflects fees and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your Policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Type / Investment Objective	Sub-Account	Investment Advisor/Subadvisor(1)	Current Expenses	Average Annual Returns (as of 12/31/20)
				1 year	5 year	10 year
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
The fund seeks capital appreciation.	Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series I (2)	Invesco Advisers, Inc.
To provide above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.	Invesco V.I. American Value Fund - Series I
To provide reasonable current income and long term growth of income and capital.	Invesco V.I. Diversified Dividend Fund - Series I
Total return comprised of current income and capital appreciation.	Invesco V.I. High Yield Fund - Series I	Invesco Advisers, Inc. (advised by Invesco Canada Ltd.)
Long-term growth of capital.	Invesco V.I. International Growth Fund - Series I	Invesco Advisers, Inc.
Long-term growth of capital.	Invesco V.I. Value Opportunities Fund - Series I
THE ALGER PORTFOLIOS
Current income and long-term capital appreciation.	Alger Balanced Portfolio - Class I-2	Fred Alger Management, Inc.
Long-term capital appreciation.	Alger Capital Appreciation Portfolio - Class I-2
Long-term capital appreciation.	Alger Mid Cap Growth Portfolio - Class I-2
Long-term capital appreciation.	Alger Small Cap Growth Portfolio - Class I-2
ALPS VARIABLE INVESTMENT TRUST (3)
Capital appreciation.	Morningstar Aggressive Growth ETF Asset Allocation Portfolio Class I	ALPS Advisors, Inc. (advised by Morningstar Investment Management, LLC)
Capital appreciation and some current income.	Morningstar Balanced ETF Asset Allocation Portfolio Class I
Current income and preservation of capital.	Morningstar Conservative ETF Asset Allocation Portfolio Class I
Capital appreciation.	Morningstar Growth ETF Asset Allocation Portfolio Class I
Current income and capital appreciation.	Morningstar Income and Growth ETF Asset Allocation Portfolio Class I

PROSPECTUS

Type / Investment Objective	Sub-Account	Investment Advisor/Subadvisor(1)	Current Expenses	Average Annual Returns (as of 12/31/20)
				1 year	5 year	10 year
FIDELITY® VARIABLE INSURANCE PRODUCTS
Long-term capital appreciation.	Fidelity® VIP ContrafundSM Portfolio - Initial Class	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)
Capital appreciation.	Fidelity® VIP Disciplined Small Cap Portfolio - Initial Class	Fidelity Management & Research Company (FMR) (advised by Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC))
Capital appreciation.	Fidelity® VIP Emerging Markets Portfolio - Initial Class	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)
Reasonable Income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.	Fidelity® VIP Equity-Income PortfolioSM - Initial Class	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)
As high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity® VIP Government Money Market Portfolio - Initial Class	Fidelity Management & Research Company (FMR) (advised by Other investment advisers serves as sub-advisers for the fund.)

PROSPECTUS

Type / Investment Objective	Sub-Account	Investment Advisor/Subadvisor(1)	Current Expenses	Average Annual Returns (as of 12/31/20)
				1 year	5 year	10 year
To achieve capital appreciation.	Fidelity® VIP Growth Portfolio - Initial Class	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)
Investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.	Fidelity® VIP Index 500 Portfolio - Initial Class	Fidelity Management & Research Company (FMR) (advised by Geode Capital Management, LLC (Geode) and FMR Co., Inc. (FMRC) serve as sub-advisers for the fund.)
As high a level of current income as is consistent with the preservation of capital.	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	Fidelity Management & Research Company (FMR) (advised by Other investment advisers serves as sub-advisers for the fund.)
Long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio - Initial Class	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)
Long-term growth of capital.	Fidelity® VIP Overseas Portfolio - Initial Class	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC), FMR Investment Mgmt. (UK) Limited (FMR UK) and other investment advisers serves as sub-advisers for the fund.)
Above-average income and long-term capital growth, consistent with reasonable investment risk. Fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.	Fidelity® VIP Real Estate Portfolio - Initial Class	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)

PROSPECTUS

Type / Investment Objective	Sub-Account	Investment Advisor/Subadvisor(1)	Current Expenses	Average Annual Returns (as of 12/31/20)
				1 year	5 year	10 year
Capital appreciation.	Fidelity® VIP Value Portfolio - Initial Class	Fidelity Management & Research Company (FMR) (advised by FMR Co., Inc. (FMRC) and other investment advisers serves as sub-advisers for the fund.)
JANUS ASPEN SERIES
Long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio - Institutional Shares	Janus Capital Management LLC
Long-term growth of capital.	Janus Henderson Enterprise Portfolio - Institutional Shares
Maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio - Institutional Shares
Long-term growth of capital.	Janus Henderson Forty Portfolio - Institutional Shares
Long-term growth of capital.	Janus Henderson Global Technology and Innovation Portfolio - Institutional Shares
Capital appreciation.	Janus Henderson Mid Cap Value Portfolio - Institutional Shares	Janus Capital Management LLC (advised by Perkins Investment Management LLC)
Long-term growth of capital.	Janus Henderson Research Portfolio - Institutional Shares	Janus Capital Management LLC
(1)Subadvisor names may change frequently. This information will be updated annually. For current information, please contact us at the telephone number shown on the first page of this Prospectus.
(2)Effective April 30, 2020, the Invesco V.I. Mid Cap Growth Fund - Series I is no longer available as an investment alternative. Therefore, the corresponding Invesco V.I. Mid Cap Growth Fund - Series I Sub-Account that invests in this Portfolio is closed and is no longer offered as of May 1, 2020. We will no longer accept purchase payments, permit transfers or any allocations to this Variable Sub-Account. Any amount invested in the Invesco V.I. Mid Cap Growth Fund - Series I as of May 1, 2020, will be transferred to the Invesco Oppenheimer VI Discovery Mid Cap Growth Fund - Series I Sub-Account.
(3)The Morningstar ETF Allocation Series Portfolios invest in underlying ETFs and will indirectly bear their proportionate share of any fees and expenses payable directly by the underlying ETFs. As a result, the Portfolios may incur higher expenses, many of which may be duplicative. The five sub-accounts as provided in this subsection are referred to in the prospectus as the Morningstar ETF Allocation Series Portfolios.

PROSPECTUS

We have filed a Statement of Additional Information, dated May 1, 2021, with the Securities and Exchange Commission (“SEC”). It contains additional important information about the Policies, the Separate Account and AAC, and is incorporated herein by reference, which means that it is legally a part of this prospectus. For a free copy, please write to us at P.O. Box 660191, Dallas, TX 75266-0191, or call us at 1-800-865-5237. You may also contact us at the same number to request other information about the Policy and to make investor inquiries.

PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
May 1, 2021

Allstate FutureVest VUL® Variable Adjustable Life Insurance
Individual Flexible Premium Variable Adjustable Life Insurance Policies

REGISTRANT: ALLSTATE ASSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT ("Separate Account")
DEPOSITOR: ALLSTATE ASSURANCE COMPANY
Allstate Assurance Company
P.O. Box 660191
Dallas, TX 75266-0191
1-800-366-1411

This Statement of Additional Information is not a prospectus. Please review the Prospectus dated May 1, 2021, which contains information concerning the Policies described above. You may obtain a copy of the Prospectus without charge by calling us at 1-800-366-1411, going to accessallstate.com, or writing to us at the address above.

This Statement of Additional Information uses the same defined terms as the prospectus for the Policies, except as specifically noted.

TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY
    Depositor
    Registrant
NON-PRINCIPAL RISKS OF INVESTING IN THE POLICIES
    Cyber-Security Risks
SERVICES
    Expenses Paid by Third parties
    Service Agreements
    Other Service Providers
PREMIUMS
    Administrative Procedures
    Automatic Premium Loans
ADDITIONAL INFORMATION ABOUT OPERATIONS OF POLICIES AND REGISTRANT
    Incidental Benefits
    Surrender and Withdrawal
    Material Contracts Relating to the Registrant
UNDERWRITERS
    Principal Underwriter
    Offering and Commissions
    Other Payments
ADDITIONAL INFORMATION ABOUT CHARGES
    Sales Load
    Special Purchase Plans
    Underwriting Procedures
    Increases in Face Amount
LAPSE AND REINSTATEMENT
FINANCIAL STATEMENTS
    Registrant
    Depositor

GENERAL INFORMATION AND HISTORY
Depositor
Allstate Assurance Company ("Company") serves as the depositor of the Separate Account. The Company, which was organized on June 28, 1967. It is a stock life insurance company currently organized under the laws of the State of Illinois. The Company is a wholly owned subsidiary of Allstate Financial Insurance Holdings Corporation ("AFIHC"). AFIHC is a wholly owned subsidiary of The Allstate Corporation. The Company is an Illinois stock life insurance company. The Company and Allstate, itself and/or through its affiliates, markets a broad line of life insurance.

We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. We will market the Policy everywhere we conduct variable life business. The Policies offered by this prospectus were issued by us and will be funded in the Separate Account and/or the Fixed Account.

Registrant:
Allstate Assurance Company Variable Life Separate Account. Allstate Assurance Company Variable Life Account was originally established under Illinois law on November 3, 2016, as a segregated asset account of the Company. The Separate Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Separate Account or the Company.

Cyber Security Risks
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, we are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering products with certain features, including those with automatic asset transfer or re-allocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.

Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins and attempts to fraudulently induce employees, customers or other users of these systems to disclose sensitive information in order to gain access) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.

Cyber security failures or breaches that could impact us and our Policy Owners, whether deliberate or unintentional, could arise not only in connection with our own administration of the Policy, but also with entities operating the Policy’s underlying funds and with third-party service providers to us. Cyber security failures originating with any of the entities involved with the offering and administration of the Policy may cause significant disruptions in the business operations related to the Policy. Potential impacts may include, but are not limited to, potential financial losses under the Policy, your inability to conduct transactions under the Policy and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Policy and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.

In addition to direct impacts to you, cyber security failures of the type described above may result in adverse impacts to us, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by us may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by us in enhancing and upgrading computer systems and systems security to prevent or following a cyber security failure.

The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, hostile foreign governments, and others continue to pose new and significant cyber security threats. Although we, our service providers, and the underlying funds offered under the Policy may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, we cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.

SERVICES
We have primary responsibility for all administration of the Policies and the Variable Account. We may engage other service providers to provide certain administrative functions.

These service providers may change over time, and as of December 31, 2020, consisted of the following: Donnelley Financial Solutions, formerly an RR Donnelley company (compliance printing and mailing) located at 35 West Wacker Drive, Chicago, IL 60601; Iron Mountain Information Management, LLC (file storage and document destruction) located at 1 Federal Street, Boston, MA 02110; TierPoint, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; SOVOS Compliance (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; Venio LLC, d/b/a Keane (lost shareholder search) located at PO Box 1508, Southeastern, PA 19399-1508; Broadridge Output Solutions, Inc., successor in interest to Broadridge Customer Communications Central, LLC (printing and mailing anniversary statements, financial confirmations, automated letters and quarterly statements) located at 2600 Southwest Blvd., Kansas City, MO 64108.
UNDERWRITERS
Principal Underwriter
Allstate Distributors, L.L.C, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is an affiliate of Allstate Assurance Company, as the companies are under the common control of The Allstate Corporation. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA. The principal business address for ADLLC is 3075 Sanders Road, Northbrook, IL 60062-7127.

Offering and Commissions
Allstate Assurance Company offers the Policies on a continuous basis. The Policies are sold by registered representatives of broker-dealers who are our licensed insurance agents, either individually or through an incorporated insurance agency.

The following reflects the aggregate dollar amount of underwriting commissions paid to and kept by ADLLC during the last three fiscal years.

	2018	2019	2020
Commission paid to ADLLC that were paid to other broker-dealers and registered representatives	0	0	0
Commission kept by ADLLC	0	0	0

Other Payments
The underwriting agreement with ADLLC provides that we will reimburse ADLLC for expenses incurred in distributing the Policies, including liability arising out services we provide on the Policies.

	2018	2019	2020
Other fees paid to ADLLC for distribution services	0	0	0

EXPERTS

The financial statements of each of the Sub-Accounts of Allstate Assurance Company Variable Life Separate Account of Allstate Assurance Company included in this Statement of Additional Information, have been audited by [Deloitte & Touche LLP], an independent registered public accounting firm, as stated in their report appearing herein and elsewhere in the Registration Statement which report expresses an unqualified opinion on the financial statements and financial highlights. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The statutory-basis financial statements included in this Statement of Additional Information of Allstate Assurance Company have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unqualified opinion on such financial statements and includes an emphasis of matter paragraph that indicates that such financial statements were prepared in accordance with accounting practices prescribed or permitted by the Illinois Department of Insurance (“statutory basis”), which differ from and are not in accordance with accounting principles generally accepted in the United States of America; and which expresses an adverse opinion that the statutory-basis financial statements are not fairly presented in conformity with accounting principles generally accepted in the United States of America as the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

The statements of net assets of each of the individual Sub-Accounts, which comprise the Separate Account, as of December 31, 2020, and the related statements of operations for the year or period then ended and statements of changes in net assets for each of the periods in the two year period ended December 31, 2020 appear in the pages that follow. The statutory-basis financial statements of Allstate Assurance Company as of December 31, 2020 and 2019, and for each of the three years in the period ended December 31, 2020, and the accompanying Independent Auditors’ Report appear in this Statement of Additional Information.

PART C
OTHER INFORMATION

Item 30. EXHIBITS

(a) Resolution of the Board of Directors of Allstate Assurance Company authorizing establishment of Registrant. /1

(b) Custodian Agreement (Not Applicable)

(c)     (i) Principal Underwriting Agreement
(a) Form of Principal Underwriting Agreement by and between Allstate Assurance Company and Allstate
    Distributors, LLC /3

(d) FutureVest Flexible Premium Variable Adjustable Life Policy and Riders /2

(e) FutureVest Flexible Premium Variable Adjustable Life Application Form /1

(f)     (1) Articles of Reorganization for Provident National Assurance Company /1
(2) Amended and Reinstated By-laws of Allstate Assurance Company /1

(g) Contracts of Reinsurance
(1) Amended and Restated Reinsurance Agreement by and between Allstate Assurance Company and Swiss Re Life & Health America Inc. /2
(2) Amended and Restated Reinsurance Agreement by and between Allstate Assurance Company and RGA Reinsurance Company. /2

(h) Fund Participation Agreements:
(1) Participation Agreement between The Alger American Fund and Allstate Assurance Company /1
(2) Participation Agreement between AIM Variable Insurance Funds (Invesco Variable Insurance Products) and Allstate Assurance Company /1

(3) Participation Agreement between ALPS Variable Investment Trust and Allstate Assurance Company /1

(4) Participation Agreement between Fidelity(R) Variable Insurance Products and Allstate Assurance Company /1

(5) Participation Agreement between Janus Aspen Series and Allstate Assurance Company /1

(i) Administrative Contracts

(j) Other Material Contracts

(k) Opinion and Consent of Counsel (filed herewith)

(l) Actuarial Opinion and Consent /1

(m) Sample Calculations /1

(n) Other Opinions and Consents
(1) Consent of Independent Auditors for the Company Financials - Deloitte & Touche LLP (file herewith)
(2) Consent of Independent Auditors for the Separate Account Financials - Deloitte & Touche LLP (filed herewith)

(o) Omitted financial statements (Not Applicable)

(p) Initial Capital Arrangements (Not Applicable)

(q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) /1

(r) Form of Initial Summary Prospectuses (filed herewith)

(99)    (a) Powers of Attorney for John E. Dugenske, Angela K. Fontana, Mary Jane Fortin, Mario Imbarrato, Katherine A.
    Mabe, Brian R. Bohaty, Samuel H. Pilch, P. John Rugel, Steven E. Shebik, Julie Parsons, Brian P. Stricker,
    Thomas J. Wilson, Eric K. Ferren, Jesse E. Merten, Mario Rizzo and Glen T. Shapiro/4

(99)(b) Power of Attorney for John C. Pintozzi/5

/1 Incorporated by reference from Registration Statement on Form N-6 for Allstate Assurance Company Variable Life Separate Account, filed November 3, 2016 (File No. 333-214403).
/2 Incorporated by reference from Pre-Effective Amendment No. 1 to Registration Statement on Form N-6 for Allstate Assurance Company Variable Life Separate Account filed March 17, 2017 (File No. 333-214403).
/3 Incorporated by reference from Pre-Effective Amendment No. 2 to Registration Statement on Form N-6 for Allstate Assurance Company Variable Life Separate Account filed July 14, 2017 (File No. 333-214403).
/4 Incorporated by reference from Post-Effective Amendment No. 4 to Registration Statement on Form N-6 Allstate Assurance Company Variable Life Separate Account filed April 16, 2018 (File No. 333-214403).
/5 Incorporated by reference from Post-Effective Amendment No. 3 to Registration Statement on Form N-6 Allstate Assurance Company Variable Life Separate Account filed April 17, 2019 (File No. 333-214403).

Item 27. EXECUTIVE OFFICERS AND DIRECTORS OF ALLSTATE ASSURANCE COMPANY

Our directors and officers are listed below. The principal business address of each of the officers and directors listed below is 3075 Sanders Road, Northbrook, IL 60062.

NAME	POSITION/OFFICE WITH DEPOSITOR
Dugenske, John E.	Director and Chief Executive Officer
Fontana, Angela K.	Director, Vice President, General Counsel and Secretary
Fortin, Mary Jane	Director and President
Imbarrato, Mario	Director
Shebik, Steven E.	Director and Chief Executive Officer
Parsons, Julie	Director
Stricker, Brian P.	Director and Senior Vice President
Merten, Jesse E.	Director
Rizzo, Mario	Director
Shapiro, Glenn T.	Director
Pintozzi, John C.	Director, Senior Vice President and Controller
Wilson, Thomas J.	Director and Chairman of the Board
Flewellen, James M.	Senior Vice President
Pedraja, Michael A.	Senior Vice President and Treasurer
Hirsch, Marilyn V.	Senior Vice President
Trudan, Dan E.	Senior Vice President
Hwang, Christina	Senior Vice President
Welton, Courtney V.	Senor Vice President and Chief Privacy Officer and Ethics Officer
DeCoursey, Randal	Vice President
Lenz, Brigitte K.	Vice President
Lundahl, Carol E.	Vice President and Assistant Treasurer
Nelson, Mary K.	Vice President
Kennedy, Rebecca D.	Vice President
Resnick, Theresa M.	Vice President and Appointed Actuary
Kirchhoff, Tracy M.	Chief Compliance Officer

Gordon, Daniel G.	Vice President and Assistant Secretary
Quinn, Mary Jo	Assistant Secretary
Stultz, Elliot A.	Assistant Secretary
Willemsen, Lisette S.	Assistant Secretary
Helsdingen, Thomas H.	Authorized Representative
Lopez, Alma D.	Authorized Representative
Miller, Merlin L.	Illustration Actuary
Rodrigues, Cynthia	Authorized Representative
Raphael, Patricia A.	Authorized Representative
Seaman, Laura A.	Authorized Representative
`

Item 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Allstate Corporation and Subsidiaries[1]

12.03.2019

The Allstate Corporation 008 (DE)
Allstate Financial Insurance Holdings Corporation 375 (DE)
American Heritage Life Insurance Company 374 (FL)
First Colonial Insurance Company 378 (FL)
E.R.J. Insurance Group, Inc. (dba American Heritage Insurance Services) 373 (FL)
American Heritage Service Company 372 (FL)
Allstate Assurance Company 432 (IL)
Intramerica Life Insurance Company 379 (NY)
Allstate Indemnity Company 060 (IL)
Allstate Fire and Casualty Insurance Company 027 (IL)
Allstate Property and Casualty Insurance Company 065 (IL)
Esurance Holdings, Inc. 420 (DE)
Esurance Insurance Services, Inc. 418 (DE)
Esurance Insurance Company 414 (WI)
Esurance Insurance Services Company of Canada 421 (Canada)
Esurance Property and Casualty Insurance Company 416 (WI)
Esurance Insurance Company of New Jersey 415 (WI)
Allstate Insurance Holdings, LLC 396 (DE)
Encompass Insurance Holdings, LLC 430 (DE)
Encompass Indemnity Company 270 (IL)
Encompass Insurance Company 339 (IL)
Encompass Independent Insurance Company 360 (IL)
Encompass Insurance Company of America 357 (IL)
Encompass Home and Auto Insurance Company 361 (IL)
Encompass Property and Casualty Company 359 (IL)
Encompass Insurance Company of Massachusetts 367 (MA)
Allstate Insurance Company 010 (IL)
Allstate New Jersey Insurance Company 095 (IL)
Allstate New Jersey Property and Casualty Insurance Company 386 (NJ)
Encompass Insurance Company of New Jersey 365 (IL)
Encompass Property and Casualty Insurance Company of New Jersey 387 (IL)
Allstate Insurance Company of Canada 090 (Canada)
Allstate Life Insurance Company of Canada 091 (Canada)
Pembridge Insurance Company 093 (Canada)
Pafco Insurance Company 092 (Canada)
Ivantage Insurance Brokers Inc. 094 (Canada)
Esurance Insurance Company of Canada 096 (Canada)
Allstate Vehicle and Property Insurance Company 064 (IL)
Allstate North American Insurance Company 330 (IL)
Allstate Northbrook Indemnity Company 021 (IL)
North Light Specialty Insurance Company 397 (IL)
Tech-Cor, LLC 061 (DE)
Allstate Financial Services, LLC 302 (DE)
Allstate Financial Corporation 349 (IL)
Allstate Financial, LLC 348 (DE)
AIMCO Private Fund II, LLC 080 (DE)
Allstate Life Insurance Company 030 (IL)
Allstate Distributors, L.L.C. 370 (DE)
Allstate Financial Advisors, LLC 317 (DE)
Allstate Assignment Company 335 (NE)
Allstate Settlement Corporation 033 (NE)
Allstate Finance Company, LLC 410 (DE)
NBInv Riverside Cars1, LLC 211 (DE)
NBInv Riverside Management, LLC 213 (DE)
Shelf Investment Holding Entity
NBInv APAF1, LLC 221 (DE)
Owned by Allstate Insurance Company – 55%
Owned by Allstate Life Insurance Company – 45%
Allstate Life Insurance Company of New York 036 (NY)
ALIC Reinsurance Company 385 (SC)
Allstate International Assignments, Ltd. 235 (DE)
AIMCO Private Fund I Holding, LLC 083 (DE)* *Not yet capitalized.
AIMCO Private Fund I, LLC 082 (DE)
Investment Holding Entities
ALINV Mosaic, LLC 209 (DE)
Road Bay Investments, LLC 391 (DE)
West Plaza RE Holdings, LLC 423 (DE)
NBInv AF1, LLC 218 (DE)
NBInv AF2, LLC 219 (DE)
NBInv AF3, LLC 220 (DE)
Shelf Investment Holding Entities
NBInv AF4, LLC 225 (DE)
NBInv AF5, LLC 226 (DE)
NBInv AF6, LLC 227 (DE)
Castle Key Insurance Company 070 (IL)
Castle Key Indemnity Company 085 (IL)
Encompass Floridian Insurance Company 383 (IL)
Encompass Floridian Indemnity Company 382 (IL)
Allstate Texas Lloyd's, Inc. 067 (TX) (Attorney-in-Fact for Allstate Texas Lloyd's)
Allstate Texas Lloyd's 063 (TX)
Allstate County Mutual Insurance Company 068 (TX) (Owned by its policyholders)
Investment Holding Entities
AP Real Estate, LLC – 205 (DE)
AP Timber, LLC – 206 (DE)
Current Creek Investments, LLC – 413 (DE)
NBInv AP1, LLC 215 (DE)
NBInv AP2, LLC 216 (DE)
NBInv AP3, LLC 217 (DE)
NBInv AP4, LLC 222 (DE)
NBInv AP6, LLC 224 (DE)
NBInv AP7, LLC 228 (DE)
AP Riverway Plaza, LLC – 205 (DE) (Wholly-owned subsidiary of APRE Series Riverway Plaza, a separate series of AP Real Estate, LLC.)
Shelf Investment Holding Entities
NBInv AP5, LLC 223 (DE)
NBInv AP8, LLC 229 (DE)
NBInv AP9, LLC (DE)
CE Care Plan Corp (DE)
Complete Product Care Corp (DE)
ST Product Care Corp (DE)
SquareTrade Protection Solutions, Inc. (DE)
Protection Plan Group, Inc. (DE)
SquareTrade Go, Inc. (DE)
Kennett Capital, Inc. 306 (DE)
Allstate International Holdings, Inc. 144 (DE)
Allstate Solutions Private Limited 152 (India)
Allstate Non-Insurance Holdings, Inc. 145 (DE)
Answer Financial Inc. 417 (DE)
Right Answer Insurance Agency, LLC (DE)
Insurance Answer Center, LLC (DE)
Answer Marketplace, LLC (DE)
Allstate Exchange Services, LLC 425 (DE)* *Not yet capitalized.
Allstate Digital Ventures, LLC 424 (DE)* *Not yet capitalized.
Collective Sourcing, LLC 162 (DE)* *Not yet capitalized.
Allstate Enterprises, LLC 400 (DE)
Allstate Motor Club, Inc. 071 (DE)
Signature Motor Club, Inc. 401 (DE)
Signature Agency, Inc. 405 (DE)
Signature Motor Club of California, Inc. 407 (CA)
Signature's Nationwide Auto Club, Inc. 404 (DE)
Signature Nationwide Auto Club of California, Inc. 408 (CA)
Arity, LLC 156 (DE)
Arity 875, LLC 159 (DE)
Arity Services, LLC 171 (DE)* *Not yet capitalized.
ANIHI Newco, LLC 172 (DE)
SquareTrade Holding Company, Inc. 160 (DE)
SquareTrade, Inc. (DE)
SquareTrade Canada, Inc. (British Columbia, Canada)
SquareTrade Australia Pty Ltd (Victoria, Australia)
SquareTrade Singapore Pte. Ltd. (Singapore)
PlumChoice, Inc. (DE)
PlumChoice Business Services, Inc. (DE)
iCracked Inc. (DE)
iCracked Canada Inc. (Ontario, Canada)
iCracked Japan, Inc. (Japan) (37.5% owned by iCracked Inc.)
SquareTrade Insurance Services, Inc. (DE)
SquareTrade Limited (UK)
SquareTrade Europe Limited (Malta)
SquareTrade Japan GK (Japan)
Pablo Creek Services, Inc. 398 (IL)
Ivantage Select Agency, Inc. 350 (IL)
Northeast Agencies, Inc. 351 (NY)
Allstate Global Holdings Limited 154 (NI)
Allstate Northern Ireland Limited 151 (NI)
Arity International Limited 158 (NI)
InfoArmor, Inc. 165 (DE)
VigilanteATI, Inc. (DE)
Identity Protection Strategic Solutions LLC (NJ)
Allstate Finance Company Agency Loans, LLC 212 (DE)
Allstate Investments, LLC 345 (DE)
Allstate Investment Management Company 079 (DE)
Allstate Short Term Pool, LLC 208 (DE) (Allstate and certain of its subsidiaries have undivided interest in the underlying assets of the pool in proportion to their membership percentage. Allstate Investment Management Company is the managing member.)
KEY
Public Company
First Tier
Second Tier
Third Tier
Fourth Tier
Fifth Tier
Sixth Tier
Non-stock Insurance Company
Non-stock Investment Pool
Holding Company

[1] Corporate Organizational Chart does not include joint venture affiliated investments with third-parties (see Schedule Y of Statutory Statements).

Item 29: INDEMNIFICATION
The Amended and Restated Bylaws of Allstate Assurance Company (Depositor) provide for the indemnification of its directors and officers against expenses, judgments, fines and amounts paid in settlement as incurred by such person, so long as such person shall not have been adjudged to be liable for negligence or misconduct in the performance of a duty to the Company. This right of indemnity is not exclusive of other rights to which a director or officer may otherwise be entitled. Allstate Assurance Company has obtained directors and officers liability insurance which insures against certain liabilities that the directors and officers of Allstate Assurance Company and its subsidiaries, may, in such capacities, incur.
The By-Laws of ADLLC (Distributor) provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of Delaware law. In general, Delaware law provides that a corporation may indemnify a director, officer, employee or agent against expenses, judgments, fines and amounts paid in settlement if that individual acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. No indemnification shall be made for expenses, including attorney's fees, if the person shall have been judged to be liable to the corporation unless a court determines such person is entitled to such indemnity. Expenses incurred by such individual in defending any action or proceeding may be advanced by the corporation so long as the individual agrees to repay the corporation if it is later determined that he or she is not entitled to such indemnification.
Under the terms of the Amended and Restated Principal Underwriting Agreement, Depositor agrees to indemnify and hold harmless Distributor against all losses arising out of or based upon (a) the failure of Depositor to perform any of its obligations under the agreement, (b) the inaccuracy of any warranty or representation of Depositor made in the agreement, (c)(i) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus relating to a Distributor-sold Policy or any interest offered under a Distributor-sold Policy or any amendment thereof, based on information provided in writing by Depositor after the date of the agreement, expressly for use by Allstate Life Insurance Company, as Administrator under the Administrative Services Agreement, in the preparation of such registration statement or prospectus, and (ii) any untrue statement or alleged untrue statement of a material fact or omission contained in any registration statement or prospectus or other product materials relating to an MBA-sold Policy or any interest offered under an MBA-sold Policy or any amendment thereof, except to the extent such statement or omission was made in reliance upon information furnished in writing to Depositor by Distributor after the date of the agreement; (d) any negligence or willful misconduct or violation of applicable law by Depositor and/or any of its officers, employees, agents or representatives in performing its obligations under the agreement with respect to the policies that are the subject of the agreement, and/or (e) any successful enforcement of the indemnity in the agreement; provided that, (x) Depositor will have no obligation to indemnify the Distributor to the extent such loss results from (i) any act or omission resulting from the negligence or willful misconduct of Distributor after the date of the agreement, or (ii) any violation by Distributor of its obligations under the agreement; and (y) Depositor will have no obligation under the agreement to indemnify the Distributor for any loss to the extent that such loss was caused by Allstate Life Insurance Company in its performance of services on behalf of Depositor under the Administrative Services Agreement.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the forgoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public Policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public Policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. PRINCIPAL UNDERWRITERS
Allstate Distributors, L.L.C, ("ADLLC") serves as principal underwriter and distributor of the Policies. ADLLC is a wholly-owned subsidiary of Allstate Life Insurance Company and an affiliate of Allstate Assurance Company. ADLLC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of FINRA.

As stated in the SAI, under the underwriting agreement for the Policies, Allstate Assurance Company reimburses ADLLC for expenses incurred in distributing the Policies, including liability arising from services Allstate Assurance Company provides on the Policies.
In addition to the Allstate Assurance Company Variable Life Separate Account, ADLLC serves as the principal distributor of certain life insurance policies issued and the following separate accounts

   Allstate Life Variable Life Separate Account A
   Allstate Life of New York Variable Life Separate Account A
Allstate Life Insurance Co Variable Annuity Separate Account C
   Intramerica Variable Annuity Account
Lincoln Benefit Life Variable Life Account

The following are the directors and officers of ADLLC. The principal business address of each of the officers and directors listed below is 3075 Sanders Road, Northbrook, IL 60062.

Name	Position with Distributor
JAMES M. FLEWELLEN	MANAGER AND CHAIRMAN OF THE BOARD
ANGELA K. FONTANA	MANAGER, VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
MARY JANE FORTIN	MANAGER
MARY K. NELSON	MANAGER AND PRESIDENT
BRIGITTE K. LENZ	MANAGER
MICHAEL A. PEDRAJA	SENIOR VICE PRESIDENT AND ASSISTANT TREASURER
BRIAN P. STRICKER	MANAGER
JOHN C. PINTOZZI	SENIOR VICE PRESIDENT AND CONTROLLER
CHRISTINA HWANG	SENIOR VICE PRESIDENT
KENNETH P. PRIESS	VICE PRESIDENT AND TREASURER
COURTNEY V. WELTON	SENIOR VICE PRESIDENT AND CHIEF PRIVACY AND ETHICS OFFICER
DANA GOLDSTEIN	CHIEF COMPLIANCE OFFICER
DANIEL G. GORDON	VICE PRESIDENT AND ASSISTANT SECRETARY
LISETTE S. WILLEMSEN	ASSISTANT SECRETARY
CAROL E. LUNDAHL	VICE PRESIDENT AND ASSISTANT TREASURER

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Other Compensation
Allstate Distributors, L.L.C.

Item 31. LOCATION OF ACCOUNTS AND RECORDS
The Depositor, Allstate Assurance Company, is located at 3075 Sanders Road, Northbrook, Illinois 60062.
The Principal Underwriter, ADLLC, is located at 3075 Sanders Road, Northbrook, Illinois 60062.
The Administrator of the Separate Account and the Administrative Service Provider, Allstate Life Insurance Company, is located at 3075 Sanders Road, Northbrook, IL 60062.
Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

Item 32. MANAGEMENT SERVICES
None.

Item 33. REPRESENTATION OF REASONABLENESS OF FEES
Allstate Assurance Company hereby represents that the aggregate fees and charges deducted under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Allstate Assurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Allstate Assurance Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Township of Northfield, State of Illinois, on the day of December 11, 2020.

ALLSTATE ASSURANCE VARIABLE LIFE ACCOUNT
(Registrant)
By: ALLSTATE ASSURANCE COMPANY

By: /s/ Angela K. Fontana
-------------------------
Angela K. Fontana
Director, Vice President, General Counsel and Secretary

ALLSTATE ASSURANCE COMPANY
(Depositor)

By: /s/ Angela K. Fontana
-------------------------
Angela K. Fontana
Director, Vice President, General Counsel and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons and in the capacities indicated on December 11, 2020.

(Signature)	(Title)

/s/ Angela K. Fontana	Director, Vice President, General Counsel and Secretary
Angela K. Fontana

*/ John E. Dugenske	Director and Chief Executive Officer
John E. Dugenske	(Principal Executive Officer)

*/ Mary Jane Fortin	Director and President
Mary Jane Fortin

*/ Mario Imbarrato	Director, Senior Vice President and Chief Financial Officer
Mario Imbarrato	(Principal Financial Officer)

*/ John C. Pintozzi	Director, Senior Vice President and Controller
John C. Pintozzi	(Principal Accounting Officer)

*/ Steven E. Shebik	Director
Steven E. Shebik

*/ Julie Parsons	Director
Julie Parsons

*/ Brian P. Stricker	Director and Senior Vice President
Brian P. Striker

*/ Thomas J. Wilson	Director and Chairman of the Board
Thomas J. Wilson

*/ Jesse E. Merten	Director
Jesse E. Merten

*/ Mario Rizzo	Director
Mario Rizzo

*/ Glenn T. Shapiro	Director
Glenn T. Shapiro

* By Angela K. Fontana, pursuant to Power of Attorney, filed herewith or previously filed.

INDEX TO EXHIBITS
TO REGISTRATION STATEMENT ON FORM N-6
ALLSTATE ASSURANCE VARIABLE LIFE ACCOUNT

EXHIBIT NO.     SEQUENTIAL PAGE NO.

26(k)            Opinion and Consent of Counsel
26(n)(1)         Consent of Independent Auditors for the Company Financials - Deloitte & Touche LLP
26(n)(2)            Consent of Independent Auditors for the Separate Account Financials - Deloitte & Touche LLP
26(r)            Form of Initial Summary Prospectuses